Exhibit (c)(iv)

FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee As of December 10, 2025

FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Table of Contents Valuation as of December 10, 2025 Table of Contents Exhibit # Conclusion Summary of Value . Exhibit 1 Fairness Opinion Analysis Football Field Analysis—Common Stock, Class B, and Class C Exhibit 2 Football Field Analysis—Class A Preferred Exhibit 3 Football Field Analysis – Historical Share Price (90-Day, 52-Week, and Pre-announcement) Exhibit 4 Historical Financial Statements Analysis Comparative Balance Sheets .Exhibit 5 Comparative Income Statements .Exhibit 6 Financial Ratio Analysis .Exhibit 7 Income Approach Discounted Cash Flow Analysis . Exhibit 8 Tax Amortization Benefit (TAB) . Exhibit 9 Working Capital Analysis . Exhibit 10 Depreciation and Capital Expenditures Analysis Exhibit 11 WACC—Capital Asset Pricing Model . Exhibit 12 Market Approach Guideline Public Company—BS & IS Analysis Exhibit 13 Guideline Public Company—Ratio Analysis Exhibit 14 Guideline Public Company—Trend Analysis .Exhibit 15 Guideline Public Company—Benchmarking . Exhibit 16 Guideline Public Company—Market and Financial Data .Exhibit 17 Guideline Public Company—Multiple Analysis Exhibit 18 Market Approach: Guideline Public Company Method . Exhibit 19 One Day Stock Premium Market Transactions Exhibit 20 Cost Approach Liquidation Scenario—Third Party Collection . Exhibit 21 Adjusted Book Value Method (Special Committee Calculation) Exhibit 22 Discounts Discount for Lack of Marketability Summary—Class A Preferred Stock Exhibit 23 Marketability Discount—Class A Preferred Stock . Exhibit 24 Equity Volatility Computation . Exhibit 25 Restricted Stock Studies Exhibit 26 Voting vs. Non-Voting Stock Studies—Class A Preferred Stock ..Exhibit 27 Guideline Public Company Tearsheet GPC FONAR Corporation GPC 1 Ardent Health, Inc GPC 2 Astrana Health, Inc GPC 3 Bruker Corporation GPC 4 Community Health Systems, Inc GPC 5 HCA Healthcare, Inc GPC 6 Hologic, Inc GPC 7 Nutex Health Inc GPC 8 RadNet, Inc . GPC 9 Tenet Healthcare Corporation GPC 10

Exhibit 1 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Summary of Value Valuation as of December 10, 2025 (in Thousands) Valuation Method Weight (1) Value Indications Low Mid High Income Approach (2) Discounted Cash Flow Method 50.0% $ 97,600 $ 100,600 $ 104,000 Market Approach (3) Guideline Public Company Method 25.0% $ 101,900 $ 108,400 $ 114,900 Cost Approach (4) Liquidation Scenario 25.0% $ 87,800 $ 88,800 $ 89,700 (5) Adjusted Book Value Method 0.0% $ 97,200 $ 97,200 $ 97,200 Fair Market Value of Total Equity (Control, Marketable) $ 96,225 $ 99,600 $ 103,150 (6) Shares Outstanding (Fully Diluted, As-Converted)—Actual Shares: Common Stock (Excludes 34,840 held in Treasury) 6,203,465 6,203,465 6,203,465 Class B Common Stock 146 146 146 Class C Common Stock (3:1 Conversion—382,513) 127,504 127,504 127,504 (7) Class A Preferred Stock 313,438 313,438 313,438 Divided by: Fully-Diluted Number of Shares Outstanding—in Thousands 6,644.55 6,644.55 6,644.55 Fair Market Value Per Share—Fully-Diluted (Control, Marketable Basis) $ 14.48 $ 14.99 $ 15.52 Less: Discount for Lack of Marketability (25.0%) (3.62) (3.75) (3.88) Fair Market Value Per Share—Fully-Diluted (Non-Marketable) $ 10.86 $ 11.24 $ 11.64 Less: Discount for Non-Voting (5.0%) (0.54) (0.56) (0.58) Fair Market Value Per Share—Fully-Diluted (Non-Marketable, Non-Voting) $ 10.32 $ 10.68 $ 11.06 Implied Control Premium—Common Stock, Class B, and Class C Offer Price (Common Stock, Class B, and Class C) Per Share vs Fair Market Value Per Share Offer Price for Common Stock, Class B, and Class C as of December 10, 2025 (A) $ 19.00 $ 19.00 $ 19.00 Fair Market Value Per Share—Fully-Diluted (Control, Marketable Basis) (B) $ 14.48 $ 14.99 $ 15.52 Implied Control Premium (A / B—1) 31.2% 26.8% 22.4% Offer Price Common Stock, Class B, and Class C Per Share vs 90 Day Average Price Per Share Offer Price for Common Stock, Class B, and Class C as of December 10, 2025 (A) $ 19.00 $ 19.00 $ 19.00 (8) FONAR 90 Day Average Closing Price—December 10, 2025 (B) $ 15.20 $ 15.20 $ 15.20 Implied Control Premium (A / B—1) 25.0% 25.0% 25.0% Implied Control Premium—Class A Preferred Stock Offer Price (Class A Preferred Stock) Per Share vs Fair Market Value Per Share Offer Price for Class A Preferred Stock as of December 10, 2025 (A) $ 10.50 $ 10.50 $ 10.50 Fair Market Value Per Share—Fully-Diluted (Non-Marketable, Non-Voting) (B) $ 10.32 $ 10.68 $ 11.06 Implied Control Premium (A / B—1) 1.8% -1.7% -5.1% Offer Price Class A Preferred Stock Per Share vs 90 Day Average Price Per Share Offer Price for Class A Preferred Stock as of December 10, 2025 (A) $ 10.50 $ 10.50 $ 10.50 FONAR 90 Day Average Closing Price—December 10, 2025 (B) $ 15.20 $ 15.20 $ 15.20 Implied Control Premium (A / B—1) -30.9% -30.9% -30.9% Market Reference Data—Control Premium (9) One Day Stock Premium Market Transactions 15.00% 23.0% 26.0% Notes: (1) A lower weight was assigned to the Market Approach due to differences in size and core business operations between FONAR and the selected guideline public companies. Similarly, the Liquidation Scenario under the Cost Approach was given less weight, as the Company’s demonstrated ability to generate positive cash flows makes a liquidation outcome unlikely. The Adjusted Book Value Method was assigned a 0% weighting, as the Company’s A/R collections are expected to occur gradually over multiple years, whereas this approach does not take into account the timing of such collections. The A/R asset includes both patient/payor A/R and management fee A/R, with the latter requiring years to collect. (2) See Exhibit 8. (3) See Exhibit 19. (4) See Exhibit 21. (5) See Exhibit 22. (6) Total common-equivalent shares of 6,331,115 reflect 6,203,465 Common, 146 Class B , and 127,504 Common equivalents from 382,513 Class C shares (3:1 conversion ratio), per the merger agreement. (7) Based on updated clarification from the Company and its counsel, we were advised that the Class A Preferred Stock participates pari passu with the Common Stock. The only economic distinctions for Class A, relative to the other classes, it is non-voting and not publicly traded (i.e., lacks marketability). (8) Reflects the 90-day average closing price. (9) See Exhibit 20.

Exhibit 2 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Football Field Analysis—Common Stock, Class B, and Class C Valuation as of December 10, 2025 Price Per Share Offer Price Common Stock, Class B, and Class C—$19.0 $14.48 $15.52 Weighted $14.69 $15.65 DCF $15.34 $17.29 GPC $13.21 $13.50 Liquidation $14.03 $16.30 Price 90D Range (As of 12/10/25) $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 $17.00 $18.00 $19.00 $20.00 Notes: Calculated based on information presented in Exhibit 1.

Exhibit 3 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Football Field Analysis—Class A Preferred Valuation as of December 10, 2025 Offer Price Class A Price Per Share Preferred $10.50 $10.32 $11.06 Weighted $10.47 $11.15 DCF $10.93 $12.32 GPC $9.41 $9.62 Liquidation $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 $17.00 $18.00 $19.00 Notes: Calculated based on information presented in Exhibit 1.

Exhibit 4 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Football Field Analysis – Historical Share Price (90-Day, 52-Week, and Pre-announcement) Valuation as of December 10, 2025 Price Per Share Offer Price Class A 52 Week Average Price $14.75 Offer Price Common Stock, Preferred $10.50 Pre-annoucement Price $15.60 Class B, and Class C—$19.0 $15.20 $16.30 Price 90D Range AVG—Max (As of 12/10/25) $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 $17.00 $18.00 $19.00 $20.00 Notes: Range Dates as of 12/10/2025

Exhibit 5 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Comparative Balance Sheets Valuation as of December 10, 2025 (in $ Thousands) Fiscal Years Ended June 30, As of 2021 2022 2023 2024 2025 9/30/2025 Assets Cash & Equivalents $ 44,460 23.5% $ 48,723 24.4% $ 51,280 25.6% $ 56,341 26.3% $ 56,334 26.0% $ 54,276 24.9% Short-Term Investments 32 0.0% 32 0.0% 33 0.0% 136 0.1% 120 0.1% 122 0.1% Accounts Receivable 61,200 32.3% 66,467 33.3% 70,171 35.0% 79,846 37.3% 82,944 38.2% 84,468 38.7% Inventory 1,663 0.9% 2,360 1.2% 2,570 1.3% 2,715 1.3% 2,813 1.3% 2,748 1.3% Prepaid Expenses and Other Current Assets 1,227 0.6% 1,104 0.6% 1,608 0.8% 1,286 0.6% 2,604 1.2% 2,121 1.0% Total Current Assets 108,583 57.3% 118,686 59.5% 125,661 62.6% 140,324 65.5% 144,815 66.7% 143,735 65.8% Net Property & Equipment 21,850 11.5% 22,282 11.2% 22,146 11.0% 18,709 8.7% 18,532 8.5% 19,449 8.9% Goodwill 4,269 2.3% 4,269 2.1% 4,269 2.1% 4,269 2.0% 4,269 2.0% 4,269 2.0% Intangible Assets, Net 4,038 2.1% 3,704 1.9% 3,432 1.7% 2,870 1.3% 2,992 1.4% 3,251 1.5% Right of Use Assets—Operating Leases 30,133 15.9% 34,232 17.2% 33,069 16.5% 38,428 17.9% 35,136 16.2% 36,122 16.5% Right of Use Asset—Financing Leases 1,127 0.6% 928 0.5% 729 0.4% 530 0.2% 377 0.2% 320 0.1% Accounts Receivable Long-Term 2,880 1.5% 1,872 0.9% 710 0.4% 829 0.4% 3,550 1.6% 3,471 1.6% Deferred Tax Assets, Long-Term 15,959 8.4% 12,842 6.4% 10,042 5.0% 7,223 3.4% 6,346 2.9% 6,314 2.9% Other Long-Term Assets 667 0.4% 526 0.3% 524 0.3% 481 0.2% 476 0.2% 854 0.4% Loans Receivable, Long-Term - 0.0% - 0.0% - 0.0% 581 0.3% 555 0.3% 567 0.3% Total Noncurrent Assets 59,073 31.2% 58,374 29.3% 52,775 26.3% 55,213 25.8% 53,701 24.7% 55,168 25.3% Total Assets 189,506 100.0% 199,342 100.0% 200,582 100.0% 214,246 100.0% 217,048 100.0% 218,352 100.0% Liabilities & Equity Current Portion of Long-Term Debt $ 173 0.1% $ 40 0.0% $ 44 0.0% $ 47 0.0% $ - 0.0% $ - 0.0% Financing Lease Liability, Current Portion 203 0.1% 210 0.1% 218 0.1% 226 0.1% 244 0.1% 244 0.1% Accounts Payable 1,866 1.0% 1,551 0.8% 1,579 0.8% 1,856 0.9% 1,302 0.6% 2,520 1.2% Accrued Expenses 6,279 3.3% 5,180 2.6% 4,822 2.4% 5,131 2.4% 6,975 3.2% 5,088 2.3% Operating Lease Liability-current Portion 3,534 1.9% 3,880 1.9% 3,905 1.9% 3,474 1.6% 3,383 1.6% 3,668 1.7% Unearned Revenue 5,112 2.7% 4,650 2.3% 4,435 2.2% 4,314 2.0% 4,866 2.2% 4,794 2.2% Income Tax Payable 774 0.4% 382 0.2% 48 0.0% 1,461 0.7% - 0.0% - 0.0% Other Current Liabilities 2,109 1.1% 855 0.4% 574 0.3% 1,349 0.6% 354 0.2% 351 0.2% Total Current Liabilities 20,049 10.6% 16,749 8.4% 15,624 7.8% 17,857 8.3% 17,124 7.9% 16,665 7.6% Long-Term Debt 760 0.4% 155 0.1% 115 0.1% 67 0.0% - 0.0% - 0.0% Financing Lease Liability—Long-Term 1,048 0.6% 838 0.4% 620 0.3% 395 0.2% 143 0.1% 102 0.0% Operating Lease Liability, Long Term 28,975 15.3% 33,091 16.6% 32,105 16.0% 37,468 17.5% 35,149 16.2% 35,918 16.4% Unearned Revenue, Non-Current 2,801 1.5% 1,857 0.9% 760 0.4% 1,175 0.5% 3,801 1.8% 3,682 1.7% Deferred Tax 238 0.1% 216 0.1% 395 0.2% 372 0.2% 372 0.2% 321 0.1% Other Liabilities 171 0.1% 107 0.1% 42 0.0% 32 0.0% 173 0.1% 176 0.1% Due to Related Medical Practices 93 0.0% 93 0.0% 93 0.0% 93 0.0% 93 0.0% 93 0.0% Total Long-Term Liabilities 34,087 18.0% 36,357 18.2% 34,130 17.0% 39,601 18.5% 39,729 18.3% 40,292 18.5% Total Liabilities 54,136 28.6% 53,106 26.6% 49,755 24.8% 57,458 26.8% 56,854 26.2% 56,957 26.1% Common Stock 1 0.0% 1 0.0% 1 0.0% 1 0.0% 1 0.0% 1 0.0% Additional Paid In Capital 185,101 97.7% 184,532 92.6% 182,613 91.0% 180,608 84.3% 178,757 82.4% 178,757 81.9% Retained Earnings (46,008) -24.3% (33,567) -16.8% (24,191) -12.1% (13,624) -6.4% (5,199) -2.4% (3,025) -1.4% Treasury Stock (675) -0.4% (675) -0.3% (516) -0.3% (1,017) -0.5% (860) -0.4% (860) -0.4% Minority Interest (3,049) -1.6% (4,054) -2.0% (7,079) -3.5% (9,180) -4.3% (12,504) -5.8% (13,478) -6.2% Total Stockholders’ Equity 135,370 71.4% 146,236 73.4% 150,827 75.2% 156,788 73.2% 160,195 73.8% 161,395 73.9% Total Liabilities & Equity $ 189,506 100.0% $ 199,342 100.0% $ 200,582 100.0% $ 214,246 100.0% $ 217,048 100.0% $ 218,352 100.0% Working Capital Calculations—As a % of Total Assets Working Capital (WC) $ 88,534 46.7% $ 101,937 51.1% $ 110,036 54.9% $ 122,467 57.2% $ 127,691 58.8% $ 127,070 58.2% Debt-Free Working Capital (DFWC) $ 88,910 46.9% $ 102,188 51.3% $ 110,298 55.0% $ 122,740 57.3% $ 127,935 58.9% $ 127,314 58.3% Debt-Free, Cash-Free Working Capital (DFCFWC) $ 44,417 23.4% $ 53,432 26.8% $ 58,985 29.4% $ 66,263 30.9% $ 71,481 32.9% $ 72,916 33.4% Notes: Financials for 2021 through 2024 are sourced from the Company’s audited financial statements, while 2025 financials are based on the Company’s internal statements.

Exhibit 6 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Comparative Income Statements Valuation as of December 10, 2025 (in $ Thousands) Fiscal Years Ended June 30, TTM YTD YTD 2021 2022 2023 2024 2025 9/30/2025 9/30/25 9/30/24 Net Service and Repair Fees-related Parties 110 0.1% 110 0.1% 110 0.1% 139 0.1% 180 0.2% 180 0.2% 45 0.2% 45 0.2% Product Sales 1,288 1.4% 518 0.5% 732 0.7% 738 0.7% 563 0.5% 759 0.7% 316 1.2% 120 0.5% Net Service and Repair Fees 7,639 8.5% 7,591 7.8% 7,419 7.5% 7,452 7.2% 8,234 7.9% 8,424 8.0% 2,182 8.4% 1,992 8.0% Net Patient Fee Revenue 23,307 25.9% 29,582 30.3% 29,794 30.2% 33,816 32.9% 33,179 31.8% 33,264 31.5% 7,572 29.1% 7,487 30.0% Management Fees 10,976 12.2% 11,564 11.8% 11,950 12.1% 11,950 11.6% 11,950 11.5% 11,950 11.3% 2,987 11.5% 2,987 12.0% Management and Other Fees 46,609 51.8% 48,227 49.4% 48,640 49.3% 48,789 47.4% 50,245 48.1% 50,857 48.2% 12,941 49.7% 12,329 49.4% Net Revenue $ 89,930 100.0% $ 97,592 100.0% $ 98,645 100.0% $ 102,884 100.0% 104,351 100.0% 105,434 100.0% $ 26,043 100.0% $ 24,960 100.0% Cost of Goods Sold Costs Related to Patient Fee Revenue 10,918 12.1% 13,308 13.6% 16,183 16.4% 18,200 17.7% 19,131 18.3% 19,414 18.4% 4,929 18.9% 4,646 18.6% Costs Related to Management and Other Fees—Related Party 6,341 7.1% 6,568 6.7% 5,807 5.9% 6,144 6.0% 5,969 5.7% 5,860 5.6% 1,464 5.6% 1,573 6.3% Costs Related to Service and Repair Fees 2,741 3.0% 2,991 3.1% 3,034 3.1% 3,578 3.5% 4,509 4.3% 4,477 4.2% 1,059 4.1% 1,091 4.4% Costs Related to Product Sales 1,033 1.1% 417 0.4% 852 0.9% 1,052 1.0% 1,018 1.0% 1,121 1.1% 324 1.2% 221 0.9% Costs Related to Management and Other Fees 25,385 28.2% 27,251 27.9% 26,976 27.3% 28,627 27.8% 26,768 25.7% 27,261 25.9% 7,812 30.0% 7,319 29.3% Costs Related to Service and Repair Fees-related Parties 39 0.0% 43 0.0% 45 0.0% 144 0.1% 324 0.3% 265 0.3% 8 0.0% 67 0.3% Total Cost of Goods Sold 46,456 51.7% 50,578 51.8% 52,897 53.6% 57,744 56.1% 57,718 55.3% 58,397 55.4% 15,596 59.9% 14,917 59.8% Gross Profit 43,474 48.3% 47,014 48.2% 45,748 46.4% 45,140 43.9% 46,633 44.7% 47,037 44.6% 10,447 40.1% 10,043 40.2% Operating Expenses: Selling, General and Administrative Expenses 20,658 23.0% 18,977 19.4% 24,851 25.2% 22,272 21.6% 28,969 27.8% 30,525 29.0% 5,623 21.6% 4,067 16.3% R & D Exp. 1,636 1.8% 1,494 1.5% 1,568 1.6% 1,736 1.7% 1,576 1.5% 1,709 1.6% 440 1.7% 307 1.2% Depreciation 3,697 4.1% 4,114 4.2% 4,149 4.2% 4,227 4.1% 3,911 3.7% 3,886 3.7% 949 3.6% 974 3.9% Amort. of Intangibles 385 0.4% 422 0.4% 392 0.4% 369 0.4% 578 0.6% 730 0.7% 241 0.9% 89 0.4% Total Operating Expenses 26,376 29.3% 25,007 25.6% 30,959 31.4% 28,605 27.8% 35,034 33.6% 36,850 35.0% 7,253 27.9% 5,437 21.8% Operating Profit (EBIT) 17,098 19.0% 22,007 22.6% 14,789 15.0% 16,535 16.1% 11,599 11.1% 10,187 9.7% 3,194 12.3% 4,606 18.5% Other Income (Expenses) Interest Expense (249) -0.3% (347) -0.4% (50) -0.1% (77) -0.1% (26) 0.0% (19) 0.0% (1) 0.0% (8) 0.0% Investment Income 312 0.3% 247 0.3% 1,222 1.2% 2,126 2.1% 2,119 2.0% 1,954 1.9% 474 1.8% 639 2.6% Investment Income-related Party - 0.0% - 0.0% - 0.0% 26 0.0% 52 0.0% 51 0.0% 12 0.0% 13 0.1% Other Income (Expenses) 504 0.6% 861 0.9% (203) -0.2% 79 0.1% 36 0.0% 40 0.0% 3 0.0% (1) 0.0% Other Income (Expenses)-related Party - 0.0% - 0.0% - 0.0% 577 0.6% - 0.0% - 0.0% - 0.0% 0.0% Total Other Income (Expenses) 568 0.6% 762 0.8% 969 1.0% 2,731 2.7% 2,181 2.1% 2,026 1.9% 488 1.9% 643 2.6% Profit (Loss) Before Taxes 17,665 19.6% 22,769 23.3% 15,759 16.0% 19,266 18.7% 13,780 13.2% 12,213 11.6% 3,682 14.1% 5,249 21.0% Minority Interest 3,466 3.9% 4,794 4.9% 2,751 2.8% 3,530 3.4% 2,339 2.2% 1,880 1.8% 406 1.6% 865 3.5% Income Tax Expense (Benefit) 3,992 4.4% 5,534 5.7% 3,632 3.7% 5,169 5.0% 3,017 2.9% 2,780 2.6% 1,012 3.9% 1,249 5.0% Net Income (Loss) $ 10,208 11.4% $ 12,441 12.7% $ 9,376 9.5% $ 10,567 10.3% $ 8,424 8.1% $ 7,553 7.2% $ 2,264 8.7% $ 3,135 12.6% Adjusted EBITDA Calculation Operating Profit (EBIT) 17,098 19.0% 22,007 22.6% 14,789 15.0% 16,535 16.1% 11,599 11.1% 10,187 9.7% 3,194 12.3% 4,606 18.5% Add: Depreciation 3,697 4.1% 4,114 4.2% 4,149 4.2% 4,227 4.1% 3,911 3.7% 3,886 3.7% 949 3.6% 974 3.9% Add: Amortization 385 0.4% 422 0.4% 392 0.4% 369 0.4% 578 0.6% 730 0.7% 241 0.9% 89 0.4% EBITDA 21,179 23.6% 26,542 27.2% 19,329 19.6% 21,132 20.5% 16,088 15.4% 14,803 14.0% 4,384 16.8% 5,669 22.7% Additional Data Distributions to Holders of Minority Interest $ 6,570 4.9% $ 5,822 4.0% $ 5,776 3.8% $ 5,630 3.6% $ 5,306 3.3% $ 5,140 3.2% $ 1,380 5.3% $ 1,546 6.2% Capital Expenditures $ 3,533 3.9% $ 4,545 4.7% $ 4,218 4.3% $ 790 0.8% $ 3,560 3.4% $ 3,621 3.4% $ 1,866 7.2% $ 1,805 7.2% Notes: Financials for 2021 through 2024 are sourced from the Company’s audited financial statements, while 2025 financials are based on the Company’s internal statements.

Exhibit 7 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Financial Ratio Analysis Valuation as of December 10, 2025 Fiscal Year End as of June 30, TTM FYE FYE 2021 2022 2023 2024 2025 9/30/2025 Average Median Short-Term Liquidity Measures Current Ratio 5.4 7.1 8.0 7.9 8.5 8.6 7.4 7.9 Quick Ratio 5.3 6.9 7.8 7.6 8.1 8.3 7.1 7.6 Activity Ratios Accounts Receivable Turnover 1.5 1.5 1.4 1.3 1.3 1.2 1.4 1.4 Accounts Collection Period (Days) 248.4 248.6 259.6 283.3 290.1 292.4 266.0 259.6 Inventory Turnover 27.9 21.4 20.6 21.3 20.5 21.3 22.3 21.3 Inventory Holding Period (Days) 13.1 17.0 17.7 17.2 17.8 17.2 16.6 17.2 Fixed Asset Turnover Ratio 4.1 4.4 4.5 5.5 5.6 5.4 4.8 4.5 Total Asset Turnover Ratio 0.5 0.5 0.5 0.5 0.5 0.5 0.5 0.5 Working Capital Measures Sales-to-Working Capital 1.0 1.0 0.9 0.8 0.8 0.8 0.9 0.9 Working Capital / Sales (%) 98.4% 104.5% 111.5% 119.0% 122.4% 120.5% 111.2% 111.5% Debt-Free Working Capital / Sales (%) 98.9% 104.7% 111.8% 119.3% 122.6% 120.8% 111.5% 111.8% Debt-Free, Cash-Free Working Capital / Sales (%) 49.4% 54.8% 59.8% 64.4% 68.5% 69.2% 59.4% 59.8% Leverage Ratios Total Debt-to-Total Capital 1.6% 0.8% 0.7% 0.5% 0.2% 0.2% 0.8% 0.7% Equity-to-Total Capital 98.4% 99.2% 99.3% 99.5% 99.8% 99.8% 99.2% 99.3% Total Liabilities-to-Total Assets 28.6% 26.6% 24.8% 26.8% 26.2% 26.1% 26.6% 26.6% Equity-to-Total Assets 71.4% 73.4% 75.2% 73.2% 73.8% 73.9% 73.4% 73.4% Fixed Assets-to-Equity 0.2 0.2 0.1 0.1 0.1 0.1 0.1 0.1 EBITDA / Interest Expense 85.2 76.6 385.8 274.8 628.2 795.4 290.1 274.8 Return Measurements Return on Equity (ROE) 7.5% 8.5% 6.2% 6.7% 5.3% 4.7% 6.9% 6.7% Return on Investment (ROI) 7.6% 8.7% 6.2% 6.8% 5.3% 4.7% 6.9% 6.8% Return on Total Assets (ROA) 5.5% 6.4% 4.7% 5.0% 3.9% 3.5% 5.1% 5.0% Asset Utilization Ratios Sales-to-Cash 2.0 2.0 1.9 1.8 1.8 1.9 1.9 1.9 Sales-to-Accounts Receivable 1.5 1.5 1.4 1.3 1.3 1.2 1.4 1.4 Sales-to-Inventory 54.1 41.4 38.4 37.9 37.1 38.4 41.8 38.4 Growth Over Prior Year Total Revenue (%) NA 8.5% 1.1% 4.3% 1.4% 1.0% 3.8% 2.9% EBITDA (%) NA 25.3% -27.2% 9.5% -24.0% -8.0% -4.1% -7.3% EBIT (%) NA 28.7% -32.8% 11.8% -29.9% -12.2% -5.5% -9.0% Notes: Calculated based on data presented in Exhibit 5 and Exhibit 6.

Exhibit 8 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Discounted Cash Flow Analysis Valuation as of December 10, 2025 (in $ Thousands) Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 Terminal (1) Net Revenue $ 107,543 $ 109,694 $ 111,888 $ 114,125 $ 116,408 $ 118,736 $ 121,111 $ 123,533 $ 126,004 $ 128,524 $ 131,094 % Growth 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% (1) Cost of Goods Sold 59,149 60,332 61,538 62,769 64,024 65,305 66,611 67,943 69,302 70,688 72,102 % of Net Revenue 55.0% 55.0% 55.0% 55.0% 55.0% 55.0% 55.0% 55.0% 55.0% 55.0% 55.0% Gross Profit 48,394 49,362 50,349 51,356 52,384 53,431 54,500 55,590 56,702 57,836 58,992 % of Net Revenue 45.0% 45.0% 45.0% 45.0% 45.0% 45.0% 45.0% 45.0% 45.0% 45.0% 45.0% (1) Total Operating Expenses (Excl. D&A) 32,215 31,697 31,134 32,121 33,123 32,671 33,739 34,829 34,941 36,075 36,797 % of Net Revenue 30.0% 28.9% 27.8% 28.1% 28.5% 27.5% 27.9% 28.2% 27.7% 28.1% 28.1% EBITDA 16,180 17,666 19,216 19,236 19,261 20,761 20,761 20,761 21,761 21,761 22,196 % of Net Revenue 15.0% 16.1% 17.2% 16.9% 16.5% 17.5% 17.1% 16.8% 17.3% 16.9% 16.9% (2) Depreciation 4,096 6,084 6,128 6,172 6,218 4,320 2,422 2,471 2,520 2,570 2,622 EBIT 12,084 11,582 13,088 13,063 13,043 16,441 18,338 18,290 19,240 19,190 19,574 % of Net Revenue 11.2% 10.6% 11.7% 11.4% 11.2% 13.8% 15.1% 14.8% 15.3% 14.9% 14.9% (3) Income Tax Expense (@ 27.0%) 3,263 3,127 3,534 3,527 3,522 4,439 4,951 4,938 5,195 5,181 5,285 Debt-Free Net Income 8,821 8,455 9,554 9,536 9,521 12,002 13,387 13,352 14,046 14,009 14,289 (2) Add: Depreciation 4,096 6,084 6,128 6,172 6,218 4,320 2,422 2,471 2,520 2,570 2,622 (2) Less: Capital Expenditures (2,151) (2,194) (2,238) (2,283) (2,328) (2,375) (2,422) (2,471) (2,520) (2,570) (2,622) (4) Less: Decrease / (Increase) in Working Capital (1,457) (1,487) (1,517) (1,548) (1,578) (1,610) (1,642) (1,675) (1,709) (1,743) (1,778) Net Cash Flow $ 9,309 $ 10,857 $ 11,927 $ 11,878 $ 11,832 $ 12,337 $ 11,745 $ 11,677 $ 12,337 $ 12,266 $ 12,511 Discount Period (Mid-Year Convention) 0.50 1.50 2.50 3.50 4.50 5.50 6.50 7.50 8.50 9.50 (5) Present Value Factor (@ 14.5%) 0.9345 0.8162 0.7128 0.6226 0.5437 0.4749 0.4147 0.3622 0.3163 0.2763 Present Value of Cash Flow $ 8,700 $ 8,861 $ 8,502 $ 7,395 $ 6,434 $ 5,858 $ 4,871 $ 4,229 $ 3,903 $ 3,389 Terminal Value Present Value of Cash Flows $ 62,142 Terminal Year Cash Flow $ 12,511 Present Value of Terminal Value $ 27,653 (10) Divided by: Capitalization Rate 12.5% Present Value of Total Cash Flows $ 89,795 Terminal Year Value $ 100,090 (6) Add: Present Value of Tax Amortization Benefit 655 Multiplied by: Present Value Factor 0.2763 Enterprise Value (Control) $ 90,450 Present Value of Terminal Value $ 27,653 (7) Add: Cash & Cash Equivalents 54,276 Implied Revenue Exit Multiple 0.8x (8) Less: American Transit Insurance Company—Reserve (2,349) Implied EBITDA Exit Multiple 4.5x (7) Less: Total Interest Bearing Debt - Fair Market Value of Total Equity (Control) $ 142,376 (9) Less: Minority Interest (@ 29.37%) $ (41,816) Fair Market Value of Common Equity—Control (Rounded) $ 100,600 Notes: (1) Per Management, revenue growth over the forecast period was expected to be nominal, with the long-term growth rate in the terminal year based on long-term real GDP growth from BVR Economic Outlook. Gross margin was based on the Company’s most recent historical levels and held flat over the forecast period. EBITDA was based on Management’s estimate using the free cash flow as a proxy for EBITDA, which closely approximates EBITDA. (2) Capex forecast of 2.0% of revenue is based on the Company’s expected capex needs and was based on reviewing both the Company’s historical capex levels and the GPCs. Depreciation reflects 5 SLD for existing assets and 100% bonus depreciation for new capex per the OBBBA. (3) Based on the effective federal and NY state tax rate. (4) DFCFWC was projected at 69.0% of revenue, based on the the Compnay’s most recent year end DFCFWC level. (5) See Exhibit 12. (6) See Exhibit 9. (7) Balance Sheet balance as of 9/30/2025. (8) The Company established a reserve against accounts receivables from American Transit Insurance (ATI) due to their ongoing financial difficulties. ATI reserve balance is as of 3/31/2025. (9) FONAR’s wholly-owned subsidiary, Health Management Corporation of America (“HMCA”), has the controlling interest in Health Diagnostics Management, LLC (“HDM”). Presently, FONAR (through HMCA) owns a 70.63% controlling interest in HDM, with the remaining 29.37% held by minority investors. (10) Calculated as WACC—LTGR, where WACC = 14.50% and LTGR = 2.00% based on projected consumer price inflation, economic indicators and industry growth.

Exhibit 9 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Tax Amortization Benefit (TAB) Valuation as of December 10, 2025 Year 1 Year 2 Year 3 Year 4 Year 5 (1) Total Amortization Expense 730 730 730 730 331 (2) Tax Amortization Benefit (@ 27.0%) 197 197 197 197 89 Discount Period (Mid-Year Convention) 0.50 1.50 2.50 3.50 4.50 (3) Present Value Factor (@ 14.5%) 0.9345 0.8162 0.7128 0.6226 0.5437 Present Value of Tax Amortization Benefit $ 184 $ 161 $ 140 $ 123 $ 49 Present Value of Tax Amortization Benefit (Rounded) $ 655 Notes: (1) Estimated based on the Company’s TTM 2025 amortization expenses. (2) Based on the effective federal and state tax rate. (3) See Exhibit 12.

Exhibit 10 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Working Capital Analysis Valuation as of December 10, 2025 (in $ Thousands) Historical—Fiscal Year End June 30, Forecasted 2021 2022 2023 2024 2025 2025 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 Terminal (1) Net Revenue $ 89,930 $ 97,592 $ 98,645 $ 102,884 $ 104,351 $ 105,434 $ 107,543 $ 109,694 $ 111,888 $ 114,125 $ 116,408 $ 118,736 $ 121,111 $ 123,533 $ 126,004 $ 128,524 $ 131,094 % Growth NA 8.5% 1.1% 4.3% 1.4% 1.0% 3.1% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% (2) Debt-Free, Cash-Free Working Capital (DFCFWC) 44,417 53,432 58,985 66,263 71,481 72,916 74,373 75,860 77,377 78,925 80,503 82,113 83,756 85,431 87,139 88,882 90,660 % of Net Revenue 49.4% 54.8% 59.8% 64.4% 68.5% 69.2% 69.2% 69.2% 69.2% 69.2% 69.2% 69.2% 69.2% 69.2% 69.2% 69.2% 69.2% (3) Change in DFCFWC NA $ (9,015) $ (5,553) $ (7,277) $ (5,218) $ (1,435) $ (1,457) $ (1,487) $ (1,517) $ (1,548) $ (1,578) $ (1,610) $ (1,642) $ (1,675) $ (1,709) $ (1,743) $ (1,778) Notes: (1) See Exhibit 6 and Exhibit 8. (2) See Exhibit 5. (3) Projected DFCFWC was based on the Company’s most recent TTM indication.

Exhibit 11 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Depreciation and Capital Expenditures Analysis Valuation as of December 10, 2025 (in $ Thousands) Historical—Fiscal Year End June 30, Forecasted 2021 2022 2023 2024 2025 2025 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 (1) Net Revenue $ 89,930 $ 97,592 $ 98,645 $ 102,884 $ 104,351 $ 105,434 $ 107,543 $ 109,694 $ 111,888 $ 114,125 $ 116,408 $ 118,736 $ 121,111 $ 123,533 $ 126,004 $ 128,524 (2) Capital Expenditures 3,533 4,545 4,218 790 3,560 3,621 2,151 2,194 2,238 2,283 2,328 2,375 2,422 2,471 2,520 2,570 % of Net Revenue 3.9% 4.7% 4.3% 0.8% 3.4% 3.4% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% (3) Depreciation on Existing PP&E 1,945 3,890 3,890 3,890 3,890 1,945 - - - -(4) Depreciation on Capital Expenditures—Bonus 2,151 2,194 2,238 2,283 2,328 2,375 2,422 2,471 2,520 2,570 Total Depreciation $ 3,697 $ 4,114 $ 4,149 $ 4,227 $ 3,911 $ 3,886 $ 4,096 $ 6,084 $ 6,128 $ 6,172 $ 6,218 $ 4,320 $ 2,422 $ 2,471 $ 2,520 $ 2,570 % of Net Revenue 4.1% 4.2% 4.2% 4.1% 3.7% 3.7% 3.8% 5.5% 5.5% 5.4% 5.3% 3.6% 2.0% 2.0% 2.0% 2.0% Notes: (1) See Exhibit 6 and Exhibit 8. (2) See Exhibit 6 and Exhibit 8. (3) Depreciation reflects 5 SLD for existing assets. (4) 100% bonus depreciation for new capex per the OBBBA.

Exhibit 12 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee WACC—Capital Asset Pricing Model Valuation as of December 10, 2025 (in $ Millions) Book Value Observed Adjusted Effective / Unlevered Relevered S&P Book Value of Preferred Market Value Market Value Debt-to- Equity-to- Levered Levered Marginal Equity Equity Guideline Public Company Name Ticker Credit Rating of Debt (1) Equity (1) NCI Equity (2) Total Capital Capital Capital Equity Beta (3) Equity Beta (4) Tax Rate (5) Beta (6) Beta (7) * FONAR Corporation FONR NA 0 - (13) 97 84 0.4% 99.6% 0.50 0.69 23.0% 0.69 0.78 Ardent Health, Inc. ARDT B+ 1,115 - 394 1,223 2,731 40.8% 59.2% 0.50 0.69 14.9% 0.44 0.49 Astrana Health, Inc. ASTH NA 1,050 - (221) 1,061 1,890 55.5% 44.5% 1.29 1.19 38.2% 0.67 0.76 Bruker Corporation BRKR NA 2,049 - 61 7,129 9,239 22.2% 77.8% 1.05 1.04 28.1% 0.86 0.97 Community Health Systems, Inc. CYH CCC+ 10,605 - 551 442 11,598 91.4% 8.6% 1.78 1.50 37.5% 0.20 0.22 HCA Healthcare, Inc. HCA BBB- 44,511 - 3,176 106,961 154,648 28.8% 71.2% 0.83 0.90 21.0% 0.68 0.77 Hologic, Inc. HOLX BBB- 2,520 - - 16,680 19,200 13.1% 86.9% 0.41 0.63 18.0% 0.56 0.64 Nutex Health Inc. NUTX NA 326 - 121 1,248 1,695 19.2% 80.8% 2.05 1.67 0.6% 1.35 1.52 RadNet, Inc. RDNT B+ 1,096 - 255 5,950 7,302 15.0% 85.0% 1.20 1.13 21.8% 0.99 1.12 Tenet Healthcare Corporation THC BB- 13,187 - 4,686 17,355 35,228 37.4% 62.6% 1.26 1.17 21.8% 0.80 0.90 Average 36.0% 64.0% 1.15 1.10 22.4% 0.73 0.82 Median 28.8% 71.2% 1.20 1.13 21.8% 0.68 0.77 Selected 15.0% 85.0% 0.77 Source: *Excluded from the average and median calculations. Risk-Free Rate 4.74% 20-year U.S. Treasury as of the Valuation Date. Source: Federal Reserve Statistical Release Equity Risk Premium 6.26% Kroll’ Long-Horizon Expected Equity Risk Premium (supply side) from 1926-2024 Relevered Equity Beta 0.77 Based on the selected GPCs’ relevered equity beta. Cost of Equity Capital 9.55% Cost of Equity Capital = Risk-Free Rate + [Equity Beta x Equity Risk Premium] Unsystematic Risk Factors: Size Premium 2.66% Source: Kroll Cost of Capital Navigator—Micro Cap Company-Specific Risk Premium 4.00% Forecast risk given the Company’s revenue concentration in personal injury-related imaging, potential elimination of Florida’s PIP laws (regulatory risk), and credit risk exposure from American Transit. Cost of Equity Capital 16.21% Corporate Pre-Tax Cost of Debt Capital 6.26% Based on S&P BBB rated bond yields as of the Valuation Date. Tax Rate 27.00% Based on the effective federal and NY state tax rate After-Tax Cost of Debt 4.57% Debt-to-Capital 15.00% The selected capital structure of 15% debt / 85% equity reflects FONAR’s expected leverage ratio rather than the GPCs, as it is intended to represent the Company’s anticipated future financing profile. Equity-to-Capital 85.00% The selected capital structure of 15% debt / 85% equity reflects FONAR’s expected leverage ratio rather than the GPCs, as it is intended to represent the Company’s anticipated future financing profile. Weighted Average Cost of Capital 14.46% WACC = [(Debt-to-Capital x Cost of Debt x (1—Tax Rate)] + [Equity-to-Capital x Cost of Equity Capital] Weighted Average Cost of Capital (Rounde 14.50% Notes: Source: Capital IQ. (1) Book value of debt, less capitalized leases, used as an approximation of market value. For purposes of calculating capital structure, preferred equity, if any, was added to debt at book value. (2) Represents stock price times common shares outstanding. (3) 5-year monthly beta calculated from the S&P 500 Index for the GPCs with more than 5 years of trading history. Two-year weekly beta calculated from the S&P 500 Index for the GPCs with less than 5 years of trading history. (4) Marshall Blume Adjustment = (Observed Beta * 0.635) + (0.371) (5) Based on the GPC’s 5-year median historical effective/marginal tax rate if available. (6) Unlevered Equity Beta = Adjusted Levered Equity Beta / [1 + (1—Effective or Marginal Tax Rate) x GPC’s Debt-to-Equity] (7) Levered Equity Beta = Unlevered Equity Beta x [1 + (1—Tax Rate) x Selected Debt-to-Equity]

Exhibit 13 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Guideline Public Company—BS & IS Analysis Valuation as of December 10, 2025 Company Ticker ARDT ASTH BRKR CYH HCA HOLX NUTX RDNT THC Average Median FONAR (1) LTM LTM LTM LTM LTM LTM LTM LTM LTM LTM LTM TTM Financial Periods Ended 9/30/25 9/30/25 9/30/25 9/30/25 9/30/25 9/27/25 9/30/25 9/30/25 9/30/25 9/30/25 Balance Sheet Comparison Cash & Short Term Investments 11.9% 20.7% 4.6% 0.9% 1.8% 24.5% 17.2% 22.0% 10.1% 12.6% 11.9% 24.9% Receivables, Net 15.0% 17.7% 11.9% 17.2% 17.5% 6.7% 42.2% 6.1% 12.8% 16.3% 15.0% 38.7% Inventory 2.4% 0.0% 18.6% 2.5% 2.9% 7.5% 0.3% 0.0% 1.2% 3.9% 2.4% 1.3% Other Current Assets 8.7% 1.0% 1.4% 3.6% 3.4% 2.0% 1.7% 1.4% 2.4% 2.9% 2.0% 1.0% Total Current Assets 38.0% 39.5% 36.5% 24.2% 25.6% 40.7% 61.4% 29.4% 26.5% 35.8% 36.5% 65.8% Total Fixed Assets, Net 40.7% 4.0% 11.6% 39.5% 54.7% 7.3% 34.8% 39.7% 20.7% 28.1% 34.8% 8.9% Goodwill and Intangible Assets 18.8% 51.3% 38.4% 26.7% 17.2% 46.9% 3.7% 26.0% 42.5% 30.2% 26.7% 3.4% Total Other Assets 2.5% 5.1% 13.5% 9.6% 2.5% 5.1% 0.1% 4.9% 10.2% 6.0% 5.1% 21.8% Total Assets 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Short-Term Debt 0.4% 2.1% 0.4% 0.1% 10.2% 0.1% 3.2% 0.7% 0.3% 1.9% 0.4% 0.1% Accounts Payable 7.4% 2.6% 2.9% 6.8% 7.6% 2.1% 4.9% 11.4% 4.6% 5.6% 4.9% 1.2% Deferred Revenue 0.0% 0.0% 7.1% 0.0% 0.0% 2.2% 0.0% 0.2% 0.0% 1.1% 0.0% 2.4% Other Current Liabilities 10.5% 23.4% 9.4% 9.6% 12.1% 6.4% 11.1% 3.3% 10.6% 10.7% 10.5% 4.0% Total Current Liabilities 18.3% 28.2% 19.7% 16.5% 30.0% 10.8% 19.2% 15.7% 15.5% 19.3% 18.3% 7.6% Total Long-Term Debt 21.2% 44.8% 31.5% 80.0% 64.3% 27.9% 30.7% 29.2% 44.5% 41.6% 31.5% 0.0% Total Other Long-Term Liabilities 28.8% 2.3% 10.1% 10.7% 9.4% 5.3% 4.7% 19.2% 10.4% 11.2% 10.1% 18.4% Total Preferred Equity 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Total Stockholders’ Equity 31.7% 24.8% 38.7% -7.2% -3.6% 56.0% 45.4% 35.8% 29.6% 27.9% 31.7% 73.9% Total Liabilities & Equity 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Income Statement Comparison Total Revenue 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Total Cost of Goods Sold 42.1% 89.7% 51.2% 58.1% 58.6% 39.2% 42.9% 81.8% 58.9% 58.1% 58.1% 55.4% Gross Profit 57.9% 10.3% 48.8% 41.9% 41.4% 60.8% 57.1% 18.2% 41.1% 41.9% 41.9% 44.6% Total Operating Expenses 52.0% 7.4% 38.1% 33.4% 25.7% 34.9% 20.5% 13.9% 23.6% 27.7% 25.7% 35.0% EBIT 6.0% 2.8% 10.8% 8.5% 15.6% 25.9% 36.6% 4.3% 17.5% 14.2% 10.8% 9.7% Net Interest Expense -0.9% -1.0% -1.5% -6.8% -3.0% -1.0% -2.3% -3.8% -3.9% -2.7% -2.3% 1.8% Other Income (Expense) 0.6% -0.8% -9.0% 2.8% -0.2% -8.2% -0.9% 0.9% -0.3% -1.7% -0.3% 0.0% Income Tax Expense -1.0% -0.7% -0.9% -0.6% -2.7% -2.8% -6.6% -0.2% -2.3% -2.0% -1.0% -2.6% Extra. Items / Disc. Ops. / Minority Interest -1.4% 0.0% 0.1% -1.3% -1.3% 0.0% -14.5% -1.7% -4.5% -2.7% -1.3% 1.8% Net Income 3.2% 0.3% -0.6% 2.6% 8.5% 13.8% 12.3% -0.6% 6.5% 5.1% 3.2% 7.2% EBITDA 8.4% 4.1% 17.0% 11.4% 20.3% 32.9% 38.7% 11.7% 21.4% 18.5% 17.0% 14.0% Capital Expenditures 3.3% 0.3% 3.1% 2.8% 6.4% 3.3% 0.4% 10.4% 4.7% 3.8% 3.3% 3.4% Notes: Source: Capital IQ. (1) See Exhibit 5 and Exhibit 6.

Exhibit 14 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Guideline Public Company—Ratio Analysis Valuation as of December 10, 2025 Company Ticker ARDT ASTH BRKR CYH HCA HOLX NUTX RDNT THC Average Median FONAR (1) LTM LTM LTM LTM LTM LTM LTM LTM LTM LTM LTM TTM Financial Periods Ended 9/30/25 9/30/25 9/30/25 9/30/25 9/30/25 9/27/25 9/30/25 9/30/25 9/30/25 9/30/25 Short-Term Liquidity Measures Current Ratio 2.1 1.4 1.9 1.5 0.9 3.8 3.2 1.9 1.7 2.0 1.9 8.6 Quick Ratio 1.5 1.4 0.8 1.1 0.6 2.9 3.1 1.8 1.5 1.6 1.5 8.3 Activity Ratios Accounts Receivable Turnover 8.2 7.3 4.5 5.6 7.1 6.8 2.4 8.8 5.5 6.3 6.8 1.2 Accounts Collection Period (Days) 44.6 50.0 81.4 65.7 51.2 53.5 151.3 41.3 66.1 67.2 53.5 292.4 Inventory Turnover 21.9 NA 1.5 22.6 25.1 2.4 133.2 NA 35.5 34.6 22.6 21.3 Inventory Holding Period (Days) 16.7 NA 248.2 16.2 14.5 154.3 2.7 NA 10.3 66.1 16.2 17.2 Fixed Asset Turnover Ratio 3.0 32.1 4.6 2.4 2.3 6.3 2.9 1.4 3.4 6.5 3.0 5.4 Total Asset Turnover Ratio 1.2 1.3 0.5 1.0 1.2 0.5 1.0 0.5 0.7 0.9 1.0 0.5 Working Capital (“WC”) Measures Sales-to-Working Capital 6.2 11.4 3.2 12.4 -28.5 1.5 2.4 3.9 6.4 2.1 3.9 0.8 Working Capital / Sales (%) 16.0% 8.8% 31.5% 8.1% -3.5% 65.6% 41.5% 25.5% 15.6% 23.2% 16.0% 120.5% Debt-Free WC / Sales (%) 16.4% 10.4% 32.2% 8.2% 4.7% 65.8% 44.6% 26.8% 16.0% 25.0% 16.4% 120.8% Debt-Free, Cash-Free WC / Sales (%) 6.7% -5.5% 23.7% 7.2% 3.4% 18.0% 27.7% -14.0% 1.7% 7.6% 6.7% 69.2% Leverage Ratios Total Debt-to-Total Capital 40.6% 65.4% 45.1% 109.9% 105.1% 33.3% 42.7% 45.5% 60.3% 60.9% 45.5% 0.2% Equity-to-Total Capital 41.7% 33.8% 54.9% -9.2% -4.9% 65.8% 55.0% 41.6% 39.7% 35.4% 41.6% 99.8% Total Liabilities-to-Total Assets 68.3% 75.2% 61.3% 107.2% 103.6% 44.0% 54.6% 64.2% 70.4% 72.1% 68.3% 26.1% Equity-to-Total Assets 31.7% 24.8% 38.7% -7.2% -3.6% 56.0% 45.4% 35.8% 29.6% 27.9% 31.7% 73.9% Fixed Assets-to-Equity 1.3 0.2 0.3 -5.5 -15.1 0.1 0.8 1.1 0.7 -1.8 0.3 0.1 EBITDA / Interest Expense 9.4 2.9 9.0 1.7 6.9 11.5 17.0 3.0 5.5 7.4 6.9 795.4 Return Measurements Return on Equity (ROE) 12.6% 1.7% -0.8% -34.6% -293.8% 11.2% 27.5% -1.0% 15.6% -29.1% 1.7% 4.7% Return on Investment (ROI) 6.7% 3.0% 1.0% 11.6% 19.3% 8.9% 17.9% 2.0% 9.9% 8.9% 8.9% 4.7% Return on Total Assets (ROA) 5.1% 2.2% 0.7% 9.0% 14.3% 7.6% 14.8% 1.8% 7.4% 7.0% 7.4% 3.5% Asset Utilization Ratios Sales-to-Cash 10.4 6.3 11.7 102.8 74.6 2.1 5.9 2.4 7.0 24.8 7.0 1.9 Sales-to-Accounts Receivable 8.2 7.3 4.5 5.6 7.1 6.8 2.4 8.8 5.5 6.3 6.8 1.2 Sales-to-Inventory 52.0 NA 2.9 38.9 42.9 6.0 310.7 NA 60.2 73.4 42.9 38.4 Growth Over Prior Year Total Revenue (%) 10.9% 68.2% 6.1% 0.7% 6.8% 1.7% 236.0% 11.1% -0.6% 37.9% 6.8% 1.0% EBITDA (%) 26.8% 8.5% 3.3% 20.1% 9.9% 6.8% 726.0% -7.0% 10.6% 89.4% 9.9% -8.0% EBIT (%) 37.9% -4.1% -7.0% 34.0% 10.8% 9.4% 1201.4% -26.5% 13.9% 141.1% 10.8% -12.2% CAGR (3-Year) Total Revenue (%) NA 40.5% 11.1% 0.9% 7.5% -5.5% 62.4% 12.5% 3.1% 16.6% 9.3% 2.2% EBITDA (%) NA 1.2% 2.9% 4.3% 8.0% -13.4% 128.2% 12.4% 11.5% 19.4% 6.2% -8.5% EBIT (%) NA -5.6% -6.3% 8.2% 8.8% -13.7% 160.6% 17.2% 15.0% 23.0% 8.5% -11.7% Notes: Source: Capital IQ. (1) See Exhibit 6 and Exhibit 7.

Exhibit 15 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Guideline Public Company—Trend Analysis Valuation as of December 10, 2025 (in $ Millions, except per share data) Page 1 of 5 Historical Revenue Growth Forecasted Revenue Growth (1) Guideline Public Company Name CY-3 CY-2 CY-1 CY CY+1 CY+2 CY+3 CY+4 CY+5 Ardent Health, Inc. 17.0% 5.3% 5.5% 10.3% 6.5% 4.7% 5.6% 9.6% NM Astrana Health, Inc. 12.6% 47.8% 21.2% 46.7% 55.3% 26.4% 11.5% -5.0% 8.7% Bruker Corporation 21.7% 4.7% 17.1% 13.6% 1.5% 1.7% 5.1% 6.3% 1.8% Community Health Systems, Inc. 4.9% -1.3% 2.3% 1.2% -1.0% 2.2% 2.1% NM NM HCA Healthcare, Inc. 14.0% 2.5% 7.9% 8.7% 7.2% 4.5% 5.2% 7.2% 5.3% Hologic, Inc. 21.1% -18.7% -11.1% 1.8% 2.8% 4.4% 4.9% 5.6% NM Nutex Health Inc. 21.0% -33.9% 12.9% 93.8% 104.7% 3.6% 2.8% NM NM RadNet, Inc. 20.6% 8.0% 13.0% 13.2% 9.7% 10.5% 7.5% 15.4% NM Tenet Healthcare Corporation 10.5% -1.6% 7.2% 0.6% 2.9% 4.3% 4.9% 1.0% 3.9% Min 4.9% -33.9% -11.1% 0.6% -1.0% 1.7% 2.1% -5.0% 1.8% 25th Percentile 12.6% -1.6% 5.5% 1.8% 2.8% 3.6% 4.9% 3.3% 3.3% Median 17.0% 2.5% 7.9% 10.3% 6.5% 4.4% 5.1% 6.3% 4.6% Average 15.9% 1.4% 8.4% 21.1% 21.1% 6.9% 5.5% 5.7% 4.9% 75th Percentile 21.0% 5.3% 13.0% 13.6% 9.7% 4.7% 5.6% 8.4% 6.2% Max 21.7% 47.8% 21.2% 93.8% 104.7% 26.4% 11.5% 15.4% 8.7% (2) FONAR 1.1% 4.3% 1.4% 1.0% 2.0% 2.0% 2.0% 2.0% 2.0% Notes: Revenue Growth Trend 25.0% (1) Source: Capital IQ. (2) See Exhibit 6 and Exhibit 8. 20.0% 15.0% 10.0% 5.0% 0.0% CY-3 CY-2 CY-1 CY CY+1 CY+2 CY+3 CY+4 CY+5 -5.0% 25th Percentile Median 75th Percentile FONAR

Exhibit 15 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Com Guideline Public Company—Trend Analysis Valuation as of December 10, 2025 (in $ Millions, except per share data) Page 2 of 5 Historical EBITDA Growth Forecasted EBITDA Growth (1) Guideline Public Company Name CY-3 CY-2 CY-1 CY CY+1 CY+2 CY+3 CY+4 CY+5 Ardent Health, Inc. 56.0% -23.2% 5.4% 54.8% -1.8% -1.5% 7.9% NM NM Astrana Health, Inc. 17.0% 5.3% -16.0% 14.6% 75.0% 32.6% 16.4% 7.2% 12.9% Bruker Corporation 48.7% 6.6% 10.2% -1.6% -8.8% 17.2% 8.6% 11.6% 9.1% Community Health Systems, Inc. 69.6% -31.7% 10.9% -3.6% 22.2% -1.2% 3.6% NM NM HCA Healthcare, Inc. 25.5% -4.1% 5.7% 9.1% 11.8% 2.8% 5.2% 4.2% 5.8% Hologic, Inc. 16.9% -36.5% -27.3% 2.2% 8.2% 5.0% 6.6% 6.5% NM Nutex Health Inc. 14.1% -95.3% 90.6% 861.7% 109.1% -0.5% 33.2% NM NM RadNet, Inc. 52.0% -17.5% 36.0% 11.1% 18.4% 18.4% 14.2% 11.8% NM Tenet Healthcare Corporation 40.8% -2.7% 10.2% 10.1% 12.1% 2.3% 5.4% 0.1% 2.5% Min 14.1% -95.3% -27.3% -3.6% -8.8% -1.5% 3.6% 0.1% 2.5% 25th Percentile 17.0% -31.7% 5.4% 2.2% 8.2% -0.5% 5.4% 4.8% 5.0% Median 40.8% -17.5% 10.2% 10.1% 12.1% 2.8% 7.9% 6.9% 7.5% Average 37.9% -22.1% 14.0% 106.5% 27.4% 8.4% 11.2% 6.9% 7.6% 75th Percentile 52.0% -2.7% 10.9% 14.6% 22.2% 17.2% 14.2% 10.5% 10.1% Max 69.6% 6.6% 90.6% 861.7% 109.1% 32.6% 33.2% 11.8% 12.9% (2) FONAR -27.2% 9.5% -24.0% -8.0% 9.3% 9.2% 8.8% 0.1% 0.1% EBITDA Growth Trend Notes: (1) Source: Capital IQ. 60.0% (2) See Exhibit 6 and Exhibit 8. 50.0% 40.0% 30.0% 20.0% 10.0% 0.0% CY-3 CY-2 CY-1 CY CY+1 CY+2 CY+3 CY+4 CY+5 -10.0% -20.0% -30.0% -40.0% 25th Percentile Median 75th Percentile FONAR

Exhibit 15 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Com Guideline Public Company—Trend Analysis Valuation as of December 10, 2025 (in $ Millions, except per share data) Page 3 of 5 Historical EBITDA Margin Forecasted EBITDA Margin (1) Guideline Public Company Name CY-3 CY-2 CY-1 CY CY+1 CY+2 CY+3 CY+4 CY+5 Ardent Health, Inc. 9.0% 6.6% 6.6% 9.3% 8.5% 8.0% 8.2% NA NA Astrana Health, Inc. 14.9% 10.6% 7.4% 5.8% 6.5% 6.8% 7.1% 8.0% 8.3% Bruker Corporation 21.3% 21.7% 20.4% 17.6% 15.9% 18.3% 18.9% 19.8% 21.3% Community Health Systems, Inc. 13.8% 9.6% 10.4% 9.9% 12.2% 11.8% 12.0% NA NA HCA Healthcare, Inc. 21.3% 20.0% 19.6% 19.6% 20.5% 20.1% 20.1% 19.6% 19.7% Hologic, Inc. 48.3% 37.7% 30.8% 31.0% 32.6% 32.8% 33.3% 33.6% NA Nutex Health Inc. 54.7% 3.9% 6.6% 32.7% 33.4% 32.1% 41.5% NA NA RadNet, Inc. 15.2% 11.6% 13.9% 13.7% 14.8% 15.8% 16.8% 16.3% NA Tenet Healthcare Corporation 17.5% 17.3% 17.8% 19.5% 21.3% 20.9% 21.0% 20.8% 20.5% Min 9.0% 3.9% 6.6% 5.8% 6.5% 6.8% 7.1% 8.0% 8.3% 25th Percentile 14.9% 9.6% 7.4% 9.9% 12.2% 11.8% 12.0% 17.1% 16.8% Median 17.5% 11.6% 13.9% 17.6% 15.9% 18.3% 18.9% 19.7% 20.1% Average 24.0% 15.4% 14.8% 17.7% 18.4% 18.5% 19.9% 19.7% 17.4% 75th Percentile 21.3% 20.0% 19.6% 19.6% 21.3% 20.9% 21.0% 20.5% 20.7% Max 54.7% 37.7% 30.8% 32.7% 33.4% 32.8% 41.5% 33.6% 21.3% (2) FONAR 19.6% 20.6% 15.4% 14.0% 15.0% 16.1% 17.2% 16.9% 16.5% EBITDA Margin Trend Notes: (1) Source: Capital IQ. 25.0% (2) See Exhibit 6 and Exhibit 8. 20.0% 15.0% 10.0% 5.0% 0.0% CY-3 CY-2 CY-1 CY CY+1 CY+2 CY+3 CY+4 CY+5 25th Percentile Median 75th Percentile FONAR

Exhibit 15 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Com Guideline Public Company—Trend Analysis Valuation as of December 10, 2025 (in $ Millions, except per share data) Page 4 of 5 Historical Gross Margin Forecasted Gross Margin (1) Guideline Public Company Name CY-3 CY-2 CY-1 CY CY+1 CY+2 CY+3 CY+4 CY+5 Ardent Health, Inc. 52.9% 53.0% 55.9% 57.5% NA NA NA NA NA Astrana Health, Inc. 23.0% 17.4% 15.5% 13.3% 10.7% 11.2% 11.3% NA NA Bruker Corporation 50.2% 51.6% 51.2% 50.0% 50.2% 50.8% 51.1% 51.5% 52.6% Community Health Systems, Inc. 41.1% 40.2% 40.7% 41.7% NA NA NA NA NA HCA Healthcare, Inc. 38.3% 38.5% 39.4% 40.6% 41.5% 40.5% 40.0% 40.0% 40.0% Hologic, Inc. 70.8% 65.4% 60.4% 60.9% NA NA NA NA NA Nutex Health Inc. 56.4% 13.0% 21.1% 44.8% 54.2% 50.8% 50.0% NA NA RadNet, Inc. 15.2% 11.6% 21.2% 20.3% 25.2% 25.6% NA NA NA Tenet Healthcare Corporation 37.3% 36.8% 38.0% 39.7% 42.4% 42.2% 42.0% 41.8% 41.6% Min 15.2% 11.6% 15.5% 13.3% 10.7% 11.2% 11.3% 40.0% 40.0% 25th Percentile 37.3% 17.4% 21.2% 39.7% 29.3% 29.3% 40.0% 40.9% 40.8% Median 41.1% 38.5% 39.4% 41.7% 42.0% 41.4% 42.0% 41.8% 41.6% Average 42.8% 36.4% 38.2% 41.0% 37.4% 36.9% 38.9% 44.4% 44.7% 75th Percentile 52.9% 51.6% 51.2% 50.0% 48.3% 48.6% 50.0% 46.7% 47.1% Max 70.8% 65.4% 60.4% 60.9% 54.2% 50.8% 51.1% 51.5% 52.6% (2) FONAR 46.4% 43.9% 44.7% 44.6% 45.0% 45.0% 45.0% 45.0% 45.0% Gross Margin Trend Notes: (1) Source: Capital IQ. 60.0% (2) See Exhibit 6 and Exhibit 8. 50.0% 40.0% 30.0% 20.0% 10.0% 0.0% CY-3 CY-2 CY-1 CY CY+1 CY+2 CY+3 CY+4 CY+5 25th Percentile Median 75th Percentile FONAR

Exhibit 15 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Com Guideline Public Company—Trend Analysis Valuation as of December 10, 2025 (in $ Millions, except per share data) Page 5 of 5 Historical Capital Expenditure % of Revenue Forecasted Capital Expenditure % of Revenue (1) Guideline Public Company Name CY-3 CY-2 CY-1 CY CY+1 CY+2 CY+3 CY+4 CY+5 Ardent Health, Inc. 2.9% 2.9% 2.5% 3.1% 3.6% 3.9% 4.0% 0.0% NA Astrana Health, Inc. 2.5% 2.0% 2.1% 0.4% 0.3% 0.3% 0.3% 0.4% 0.3% Bruker Corporation 3.8% 5.1% 3.6% 3.4% 2.6% 2.8% 2.7% 2.6% 0.0% Community Health Systems, Inc. 3.8% 3.4% 3.7% 2.8% 2.9% 3.0% 3.0% NA NA HCA Healthcare, Inc. 6.1% 7.3% 7.3% 6.9% 6.4% 6.5% 6.5% 6.5% 6.5% Hologic, Inc. 3.1% 2.7% 4.0% 3.1% 1.4% 1.7% 1.8% 0.0% NA Nutex Health Inc. 11.1% 6.7% 3.8% 0.5% 0.0% 0.0% 0.0% NA NA RadNet, Inc. 10.4% 8.4% 10.9% 10.3% 9.9% 7.6% 6.7% 0.0% NA Tenet Healthcare Corporation 3.4% 4.0% 3.7% 4.5% 4.1% 4.0% 4.1% 3.5% 3.5% Min 2.5% 2.0% 2.1% 0.4% 0.0% 0.0% 0.0% 0.0% 0.0% 25th Percentile 3.1% 2.9% 3.6% 2.8% 1.4% 1.7% 1.8% 0.0% 0.3% Median 3.8% 4.0% 3.7% 3.1% 2.9% 3.0% 3.0% 0.4% 1.9% Average 5.2% 4.7% 4.6% 3.9% 3.5% 3.3% 3.2% 1.8% 2.6% 75th Percentile 6.1% 6.7% 4.0% 4.5% 4.1% 4.0% 4.1% 3.1% 4.2% Max 11.1% 8.4% 10.9% 10.3% 9.9% 7.6% 6.7% 6.5% 6.5% (2) FONAR 4.3% 0.8% 3.4% 3.4% 2.0% 2.0% 2.0% 2.0% 2.0% Capital Expenditure Margin Trend Notes: (1) Source: Capital IQ. 8.0% (2) See Exhibit 6 and Exhibit 8. 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% CY-3 CY-2 CY-1 CY CY+1 CY+2 CY+3 CY+4 CY+5 -1.0% 25th Percentile Median 75th Percentile FONAR

Exhibit 16 FONAR Fairness Opinion Prepared for FONAR Special Committee Guideline Public Company—Benchmarking Valuation as of December 10, 2025 (in $ Millions) Size Total Assets LTM Revenue Total Equity (Book) Rank Company Indication Rank Company Indication Rank Company Indication 1 HCA Healthcare, Inc. 59,747.0 1 HCA Healthcare, Inc. 74,372.0 1 Tenet Healthcare Corporation 8,700.0 2 Tenet Healthcare Corporation 29,418.0 2 Tenet Healthcare Corporation 20,846.0 2 Hologic, Inc. 5,047.9 3 Community Health Systems, Inc. 13,239.0 3 Community Health Systems, Inc. 12,644.0 3 Bruker Corporation 2,492.4 4 Hologic, Inc. 9,014.9 4 Ardent Health, Inc. 6,325.5 4 Ardent Health, Inc. 1,631.8 5 Bruker Corporation 6,434.9 5 Hologic, Inc. 4,100.5 5 RadNet, Inc. 1,314.0 6 Ardent Health, Inc. 5,154.4 6 Bruker Corporation 3,438.9 6 Astrana Health, Inc. 554.7 7 RadNet, Inc. 3,665.3 7 Astrana Health, Inc. 2,896.5 7 Nutex Health Inc. 438.0 8 Astrana Health, Inc. 2,237.2 8 RadNet, Inc. 1,969.6 8 FONAR 161.4 9 Nutex Health Inc. 964.5 9 Nutex Health Inc. 981.2 9 Community Health Systems, Inc. (951.0) 10 FONAR 218.4 10 FONAR 105.4 10 HCA Healthcare, Inc. (2,159.0) Median (excluding FONAR) 6,434.9 Median (excluding FONAR) 4,100.5 Median (excluding FONAR) 1,314.0 FONAR compared to GPCs: Smaller FONAR compared to GPCs: Smaller FONAR compared to GPCs: Slightly Smaller Revenue Growth 1-Year Historical Revenue Growth 1-Year Projected Revenue Growth 2-Year Projected Revenue Growth (CAGR) Rank Company Indication Rank Company Indication Rank Company Indication 1 Nutex Health Inc. 93.8% 1 Nutex Health Inc. 104.7% 1 Nutex Health Inc. 45.7% 2 Astrana Health, Inc. 46.7% 2 Astrana Health, Inc. 55.3% 2 Astrana Health, Inc. 40.1% 3 Bruker Corporation 13.6% 3 RadNet, Inc. 9.7% 3 RadNet, Inc. 10.1% 4 RadNet, Inc. 13.2% 4 HCA Healthcare, Inc. 7.2% 4 HCA Healthcare, Inc. 5.9% 5 Ardent Health, Inc. 10.3% 5 Ardent Health, Inc. 6.5% 5 Ardent Health, Inc. 5.6% 6 HCA Healthcare, Inc. 8.7% 6 Tenet Healthcare Corporation 2.9% 6 Tenet Healthcare Corporation 3.6% 7 Hologic, Inc. 1.8% 7 Hologic, Inc. 2.8% 7 Hologic, Inc. 3.6% 8 Community Health Systems, Inc. 1.2% 8 FONAR 2.0% 8 FONAR 2.0% 9 FONAR 1.0% 9 Bruker Corporation 1.5% 9 Bruker Corporation 1.6% 10 Tenet Healthcare Corporation 0.6% 10 Community Health Systems, Inc. -1.0% 10 Community Health Systems, Inc. 0.6% Median (excluding FONAR) 10.3% Median (excluding FONAR) 6.5% Median (excluding FONAR) 5.6% FONAR compared to GPCs: Slightly Weaker FONAR compared to GPCs: Slightly Weaker FONAR compared to GPCs: Slightly Weaker EBITDA Growth 1-Year Historical EBITDA Growth 1-Year Projected EBITDA Growth 2-Year Projected EBITDA Growth (CAGR) Rank Company Indication Rank Company Indication Rank Company Indication 1 Nutex Health Inc. 861.7% 1 Nutex Health Inc. 109.1% 1 Astrana Health, Inc. 52.4% 2 Ardent Health, Inc. 54.8% 2 Astrana Health, Inc. 75.0% 2 Nutex Health Inc. 44.3% 3 Astrana Health, Inc. 14.6% 3 Community Health Systems, Inc. 22.2% 3 RadNet, Inc. 18.4% 4 RadNet, Inc. 11.1% 4 RadNet, Inc. 18.4% 4 Community Health Systems, Inc. 9.9% 5 Tenet Healthcare Corporation 10.1% 5 Tenet Healthcare Corporation 12.1% 5 FONAR 9.2% 6 HCA Healthcare, Inc. 9.1% 6 HCA Healthcare, Inc. 11.8% 6 HCA Healthcare, Inc. 7.2% 7 Hologic, Inc. 2.2% 7 FONAR 9.3% 7 Tenet Healthcare Corporation 7.1% 8 Bruker Corporation -1.6% 8 Hologic, Inc. 8.2% 8 Hologic, Inc. 6.6% 9 Community Health Systems, Inc. -3.6% 9 Ardent Health, Inc. -1.8% 9 Bruker Corporation 3.4% 10 FONAR -8.0% 10 Bruker Corporation -8.8% 10 Ardent Health, Inc. -1.6% Median (excluding FONAR) 10.1% Median (excluding FONAR) 12.1% Median (excluding FONAR) 7.2% FONAR compared to GPCs: Weaker FONAR compared to GPCs: Similar FONAR compared to GPCs: Slightly Stronger

Exhibit 16 FONAR Fairness Opinion Prepared for FONAR Special Committee Guideline Public Company—Benchmarking Valuation as of December 10, 2025 (in $ Millions) Profitability LTM EBITDA Margin CY+1 EBITDA Margin CY+2 EBITDA Margin Rank Company Indication Rank Company Indication Rank Company Indication 1 Nutex Health Inc. 38.7% 1 Nutex Health Inc. 33.4% 1 Hologic, Inc. 32.8% 2 Hologic, Inc. 32.9% 2 Hologic, Inc. 32.6% 2 Nutex Health Inc. 32.1% 3 Tenet Healthcare Corporation 21.4% 3 Tenet Healthcare Corporation 21.3% 3 Tenet Healthcare Corporation 20.9% 4 HCA Healthcare, Inc. 20.3% 4 HCA Healthcare, Inc. 20.5% 4 HCA Healthcare, Inc. 20.1% 5 Bruker Corporation 17.0% 5 Bruker Corporation 15.9% 5 Bruker Corporation 18.3% 6 FONAR 14.0% 6 FONAR 15.0% 6 FONAR 16.1% 7 RadNet, Inc. 11.7% 7 RadNet, Inc. 14.8% 7 RadNet, Inc. 15.8% 8 Community Health Systems, Inc. 11.4% 8 Community Health Systems, Inc. 12.2% 8 Community Health Systems, Inc. 11.8% 9 Ardent Health, Inc. 8.4% 9 Ardent Health, Inc. 8.5% 9 Ardent Health, Inc. 8.0% 10 Astrana Health, Inc. 4.1% 10 Astrana Health, Inc. 6.5% 10 Astrana Health, Inc. 6.8% Median (excluding FONAR) 17.0% Median (excluding FONAR) 15.9% Median (excluding FONAR) 18.3% FONAR compared to GPCs: Similar FONAR compared to GPCs: Similar FONAR compared to GPCs: Similar Liquidity & Leverage Liquidity: Current Ratio Leverage: Total Debt-to-Total Capital (Book) Leverage: LTM Interest Coverage (EBITDA / Interest Expense) Rank Company Indication Rank Company Indication Rank Company Indication 1 FONAR 8.6 1 FONAR 0.2% 1 FONAR 795.4 2 Hologic, Inc. 3.8 2 Hologic, Inc. 33.3% 2 Nutex Health Inc. 17.0 3 Nutex Health Inc. 3.2 3 Ardent Health, Inc. 40.6% 3 Hologic, Inc. 11.5 4 Ardent Health, Inc. 2.1 4 Nutex Health Inc. 42.7% 4 Ardent Health, Inc. 9.4 5 RadNet, Inc. 1.9 5 Bruker Corporation 45.1% 5 Bruker Corporation 9.0 6 Bruker Corporation 1.9 6 RadNet, Inc. 45.5% 6 HCA Healthcare, Inc. 6.9 7 Tenet Healthcare Corporation 1.7 7 Tenet Healthcare Corporation 60.3% 7 Tenet Healthcare Corporation 5.5 8 Community Health Systems, Inc. 1.5 8 Astrana Health, Inc. 65.4% 8 RadNet, Inc. 3.0 9 Astrana Health, Inc. 1.4 9 HCA Healthcare, Inc. 105.1% 9 Astrana Health, Inc. 2.9 10 HCA Healthcare, Inc. 0.9 10 Community Health Systems, Inc. 109.9% 10 Community Health Systems, Inc. 1.7 Median (excluding FONAR) 1.9 Median (excluding FONAR) 45.5% Median (excluding FONAR) 6.9 FONAR compared to GPCs: Stronger FONAR compared to GPCs: Stronger FONAR compared to GPCs: Stronger Notes: Companies with not meaningful or not available indications were excluded from the rankings. Source: Capital IQ. Screening Criteria: 1) Company Type: Public 2) Sector/Industry (Primary): “Health Care Facilities” + “Health Care Equipment” 3) Business Description (Keyword): “imaging” See Exhibit 5 to Exhibit 8 for FONAR indications.

Exhibit 17 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Guideline Public Company—Market and Financial Data Valuation as of December 10, 2025 (in $ Millions, except per share data) 52-Week 52-Week Average Daily Stock Price Shares Market Add: Add: Preferred Add: Minority Total Invested Less: Enterprise Guideline Public Company Name Ticker High Low Volume (as of 12/10/25) Outstanding Capitalization Total Debt Stock Interest Capital Cash Value FONAR Corporation FONR 17.62 12.00 0.02 14.78 6.6 96.8 0.3 0.0 (13.5) 83.7 54.4 29.3 Ardent Health, Inc. ARDT 17.34 8.28 0.43 8.54 143.2 1,222.8 1,114.8 0.0 393.6 2,731.3 614.3 2,116.9 Astrana Health, Inc. ASTH 39.97 20.12 0.36 21.16 49.4 1,061.3 1,049.9 0.0 (220.8) 1,890.4 463.4 1,426.9 Bruker Corporation BRKR 64.64 28.53 2.71 46.92 151.4 7,129.1 2,049.4 0.0 60.5 9,239.0 295.0 8,944.0 Community Health Systems, Inc. CYH 4.47 2.24 2.65 3.34 133.8 441.5 10,605.0 0.0 551.0 11,597.5 123.0 11,474.5 HCA Healthcare, Inc. HCA 520.00 289.98 1.48 468.73 229.8 106,961.3 44,511.0 0.0 3,176.0 154,648.3 1,091.0 153,557.3 Hologic, Inc. HOLX 77.32 51.90 2.83 74.83 222.6 16,680.0 2,520.4 0.0 0.0 19,200.4 2,205.9 16,994.5 Nutex Health Inc. NUTX 187.20 28.12 0.15 176.47 6.9 1,248.0 326.1 0.0 120.9 1,694.9 166.0 1,528.9 RadNet, Inc. RDNT 85.84 45.00 0.78 77.13 77.0 5,950.3 1,096.3 0.0 255.4 7,302.1 804.7 6,497.3 Tenet Healthcare Corporation THC 222.82 109.82 1.40 197.47 87.9 17,354.7 13,187.0 0.0 4,686.0 35,227.7 2,975.0 32,252.7 LFY LTM Revenue EBITDA Guideline Public Company Name Ticker Date Date LFY LTM CY+1 CY+2 CY+3 LFY LTM CY+1 CY+2 CY+3 FONAR Corporation FONR 6/30/2025 9/30/2025 104.4 105.4 NA NA NA 15.9 14.5 NA NA NA Ardent Health, Inc. ARDT 12/31/2024 9/30/2025 5,966.07 6,325.55 6,356.4 6,654.29 7,030.1 552.1 530.9 542.2 534.2 576.4 Astrana Health, Inc. ASTH 12/31/2024 9/30/2025 2,034.5 2,896.5 3,158.9 3,992.9 4,453.5 117.3 118.7 205.3 272.3 317.0 Bruker Corporation BRKR 12/31/2024 9/30/2025 3,366.40 3,438.90 3,417.1 3,474.19 3,651.5 594.1 585.0 542.1 635.4 690.3 Community Health Systems, Inc. CYH 12/31/2024 9/30/2025 12,634.0 12,644.0 12,506.9 12,776.5 13,046.0 1,249.0 1,447.0 1,525.8 1,507.2 1,561.7 HCA Healthcare, Inc. HCA 12/31/2024 9/30/2025 70,603.00 74,372.00 75,685.1 79,111.87 83,206.4 13,859.0 15,101.0 15,491.1 15,924.8 16,748.4 Hologic, Inc. HOLX 9/27/2025 9/27/2025 4,100.5 4,100.5 4,152.1 4,334.2 4,545.5 1,351.1 1,351.1 1,353.0 1,421.0 1,514.4 Nutex Health Inc. NUTX 12/31/2024 9/30/2025 479.95 981.20 982.4 1,018.23 1,046.6 156.8 379.6 327.8 326.3 434.7 RadNet, Inc. RDNT 12/31/2024 9/30/2025 1,829.7 1,969.6 2,008.0 2,219.1 2,386.6 250.4 231.2 296.5 351.0 400.9 Tenet Healthcare Corporation THC 12/31/2024 9/30/2025 20,665.00 20,846.00 21,264.1 22,184.94 23,282.2 4,036.0 4,471.0 4,526.0 4,629.8 4,878.8 Notes: Source: Capital IQ.

Exhibit 18 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Guideline Public Company—Multiple Analysis Valuation as of December 10, 2025 (in $ Millions, except per share data) Unadjusted Revenue Multiples Selected Size Size-Adjusted Revenue Multiples Guideline Public Company Name Ticker LTM CY+1 Discount/Premium LTM CY+1 * FONAR Corporation FONR 0.3x NA 0.0% 0.3x NA Ardent Health, Inc. ARDT 0.3x 0.3x -7.0% 0.3x 0.3x Astrana Health, Inc. ASTH 0.5x 0.5x -8.0% 0.5x 0.4x Bruker Corporation BRKR 2.6x 2.6x -19.0% 2.1x 2.1x Community Health Systems, Inc. CYH 0.9x 0.9x -1.0% 0.9x 0.9x HCA Healthcare, Inc. HCA 2.1x 2.0x -31.0% 1.4x 1.4x Hologic, Inc. HOLX 4.1x 4.1x -27.0% 3.0x 3.0x Nutex Health Inc. NUTX 1.6x 1.6x -10.0% 1.4x 1.4x RadNet, Inc. RDNT 3.3x 3.2x -19.0% 2.7x 2.6x Tenet Healthcare Corporation THC 1.5x 1.5x -17.0% 1.3x 1.3x 25th Percentile 0.9x 0.9x -19.0% 0.9x 0.9x Median 1.6x 1.6x -17.0% 1.4x 1.4x Average 1.9x 1.9x -15.4% 1.5x 1.5x Unadjusted EBITDA Multiples Selected Size Size-Adjusted EBITDA Multiples Guideline Public Company Name Ticker LTM CY+1 Discount/Premium LTM CY+1 * FONAR Corporation FONR 2.0x NA 0.0% 2.0x NA Ardent Health, Inc. ARDT 4.0x 3.9x -7.0% 3.7x 3.6x Astrana Health, Inc. ASTH 12.0x 7.0x -8.0% 11.1x 6.4x Bruker Corporation BRKR 15.3x 16.5x -19.0% 12.4x 13.4x Community Health Systems, Inc. CYH 7.9x 7.5x -1.0% 7.9x 7.4x HCA Healthcare, Inc. HCA 10.2x 9.9x -31.0% 7.0x 6.8x Hologic, Inc. HOLX 12.6x 12.6x -27.0% 9.2x 9.2x Nutex Health Inc. NUTX 4.0x 4.7x -10.0% 3.6x 4.2x RadNet, Inc. RDNT 28.1x 21.9x -19.0% 22.8x 17.8x Tenet Healthcare Corporation THC 7.2x 7.1x -17.0% 6.0x 5.9x 25th Percentile 7.2x 7.0x -19.0% 6.0x 5.9x Median 10.2x 7.5x -17.0% 7.9x 6.8x Average 11.3x 10.1x -15.4% 9.3x 8.3x Notes: * Excluded from the 25th Percentile, median, and average calculation. Source: Capital IQ.

Exhibit 19 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Market Approach: Guideline Public Company Method Valuation as of December 10, 2025 (in $ Thousands) Enterprise Value / Revenue Enterprise Value / EBITDA TTM Projected TTM Projected 9/30/2025 Year 1 9/30/2025 Year 1 * FONAR Corporation 0.3x NA 2.0x NA Ardent Health, Inc. 0.3x 0.3x 3.7x 3.6x Astrana Health, Inc. 0.5x 0.4x 11.1x 6.4x Bruker Corporation 2.1x 2.1x 12.4x 13.4x Community Health Systems, Inc. 0.9x 0.9x 7.9x 7.4x HCA Healthcare, Inc. 1.4x 1.4x 7.0x 6.8x Hologic, Inc. 3.0x 3.0x 9.2x 9.2x Nutex Health Inc. 1.4x 1.4x 3.6x 4.2x RadNet, Inc. 2.7x 2.6x 22.8x 17.8x Tenet Healthcare Corporation 1.3x 1.3x 6.0x 5.9x 25th Percentile 0.9x 0.9x 6.0x 5.9x Median 1.4x 1.4x 7.9x 6.8x Average 1.5x 1.5x 9.3x 8.3x Revenue EBITDA TTM Projected TTM Projected Indicated Enterprise Value Calculation: 9/30/2025 Year 1 9/30/2025 Year 1 (2) FONAR—Revenue / EBITDA $ 105,434 $ 107,543 $ 14,803 $ 16,180 Selected Multiples—Low 0.9x 0.9x 6.0x 5.5x (3) Selected Multiples—Mid 1.0x 1.0x 6.5x 6.0x Selected Multiples—High 1.1x 1.1x 7.0x 6.5x (4) Weights 25.0% 25.0% 25.0% 25.0% Indicated Enterprise Value (Control) Weighted Enterprise Value—Low (Rounded) 92,400 94,891 96,789 $ 88,817 $ 88,988 Enterprise Value—Mid (Rounded) 101,600 105,434 107,543 $ 96,218 $ 97,077 Enterprise Value—High (Rounded) 110,800 115,978 118,297 $ 103,619 $ 105,167 Add / (Less): (5) Add: Cash & Cash Equivalents 54,276 (6) Less: American Transit Insurance Company—Reserve (2,349) (5) Less: Total Interest Bearing Debt - Equity Value (Conrol)—Low 144,327 Equity Value (Conrol)—Mid 153,527 Equity Value (Conrol)—High 162,727 (7) Less: Minority Interest (@ 29.37%)—Low (42,389) (7) Less: Minority Interest (@ 29.37%)—Mid (45,091) (7) Less: Minority Interest (@ 29.37%)—High (47,793) Fair Market Value of Common Equity—Control (Rounded) Weighted Fair Market Value of Common Equity—Low (Rounded) $ 101,900 Fair Market Value of Common Equity—Mid (Rounded) $ 108,400 Fair Market Value of Common Equity—High (Rounded) $ 114,900 Notes: * Excluded from the 25th Percentile, median, and average calculation. (1) See Exhibit 18. (2) See Exhibit 6 and Exhibit 8. (3) Selected multiples are based on comparative historical and projected performance of the Subject Company compared to that of GPCs’. See Exhibit 13 to Exhibit 16. (4) Equal weight was assigned to each metric to reflect both the Company’s most recent performance and near-term expectations. (5) Balance Sheet balance as of 9/30/2025. (6) The Company established a reserve against accounts receivables from American Transit Insurance (ATI) due to their ongoing financial difficulties. (7) FONAR’s wholly-owned subsidiary, Health Management Corporation of America (“HMCA”), has the controlling interest in Health Diagnostics Management, LLC (“HDM”). Presently, FONAR (through HMCA) owns a 70.63% controlling interest in HDM, with the remaining 29.37% held by minority investors.

Exhibit 20 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee One Day Stock Premium Market Transactions Valuation as of December 10, 2025 (in $ Millions) Equity Close Premium (1) Date Buyer Target 1 Day 10/29/2021 Bioventus Inc. Misonix, Inc. 19.1% 12/13/2021 Baxter International Inc. Hill-Rom Holdings, Inc. 7.5% 12/16/2021 Allergan plc Soliton, Inc. 25.6% 1/4/2022 Centene Corporation Magellan Health, Inc. 14.7% 3/29/2022 Byram Healthcare Centers, Inc. Apria, Inc. 26.2% 5/13/2022 Medtronic plc Intersect ENT, Inc. 15.2% 5/24/2022 Altaris, LLC Intricon Corporation 39.2% 6/28/2022 Stone Point Capital LLC; Trident IX, L.P. Tivity Health, Inc. 0.8% 7/21/2022 ArchiMed SAS; MED Platform II Natus Medical Incorporated 28.6% 10/3/2022 Patient Square Capital, LP Hanger, Inc. 25.8% 10/13/2022 Clayton, Dubilier & Rice, LLC; TPG Capital, L.P.; Covetrus, Inc. 16.5% 1/4/2023 Orthofix Medical Inc. SeaSpine Holdings Corporation 37.5% 1/31/2023 SD Biosensor, Inc; SJL Partners Meridian Bioscience, Inc. 1.3% 2/22/2023 OptumHealth, Inc. LHC Group, Inc. 8.1% 4/27/2023 Abbott Laboratories Cardiovascular Systems, Inc. 47.3% 4/27/2023 Biosynex SA Chembio Diagnostics, Inc. 26.7% 5/1/2023 CVS Health Corporation Oak Street Health, Inc. 15.8% 9/1/2023 Globus Medical, Inc. NuVasive, Inc. 26.1% 5/31/2024 Johnson & Johnson Shockwave Medical, Inc. 4.7% 9/17/2024 Boston Scientific Corporation Silk Road Medical, Inc 26.9% 11/15/2024 Boston Scientific Corporation Axonics, Inc. 23.3% 4/3/2025 Globus Medical, Inc. Nevro Corp. 16.5% 4/17/2025 Patient Square Capital, LP Patterson Companies, Inc. 35.7% 4/21/2025 Zimmer Biomet Holdings, Inc. Paragon 28, Inc. 20.0% 5/1/2025 electroCore, Inc. NeuroMetrix, Inc. 15.1% 10/7/2025 Zimmer Biomet Holdings, Inc. Monogram Technologies Inc. 22.8% 11/19/2025 GTCR LLC Surmodics, Inc. 22.5% 25th Percentile 15.2% Median 22.5% 75th Percentile 26.4% Notes: (1) Source: Capital IQ Screening Criteria: Industry Classifications (Target/Issuer): “Health Care Facilities” + “Health Care Equipment” (Primary) Transaction Types: Merger/Acquisition All Transactions Closed Date: [6/30/2021-12/10/2025] Percent Sought (%): is greater than 50 Geographic Locations (Target/Issuer): United States of America (Primary)

Exhibit 21 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Liquidation Scenario—Third Party Collection Valuation as of December 10, 2025 (1) A/R Balance @ Liquidation Date (A) $ 84,468 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 (2) Expected Collection % (B) 52.4% 19.4% 15.5% 7.5% 4.2% 1.0% Expected Collections, Gross (A * B) $ 44,224 $ 16,361 $ 13,126 $ 6,315 $ 3,583 $ 859 (3) Total Expenses(@ 5.0%) (2,211) (818) (656) (316) (179) (43) Collections less Expenses $ 42,013 $ 15,543 $ 12,470 $ 5,999 $ 3,404 $ 816 Add: MRI Asset Liquidation 5,000 - - - - -Less: Costs to Remove MRI Equipment (2,000) (2,000) (2,000) - - -Liquidation Cash Flow $ 45,013 $ 13,543 $ 10,470 $ 5,999 $ 3,404 $ 816 Discount Period (Mid-Year Convention) 0.5 1.5 2.5 3.5 4.5 5.5 (4) Present Value Factor (@ 4.0%) 0.9806 0.9429 0.9066 0.8717 0.8382 0.8060 Present Value of Liquidation Cash Flow 44,139 12,769 9,492 5,230 2,853 658 Total Present Value of Liquidation Cash Flow $ 75,140 (5) Add: Cash & Cash Equivalents 54,276 (6) Less: American Transit Reserve (2,349) (5) Less: Total Interest Bearing Debt - Fair Market Value of Total Equity (Control) $ 127,067 Discount Rate Senstivity (7) Less: Minority Interest (@ 29.37%) (37,320) 4.0% 5.5% 7.0% Fair Market Value of Common Equity—Control (Rounded) $ 89,700 $ 89,700 $ 88,800 $ 87,800 Notes: (1) Balance based on A/R report dated 9/30/25. (2) Expected collection rates over a six-year period reflect historical recovery patterns for receivables originating from 2020–2023 (COVID Period). (3) Per Management, outsourcing all of the billing and collections to a third-party (Med-Metrix) at 5.0%. (4) 5-year U.S. Treasury as of the Valuation Date. Source: Federal Reserve Statistical Release. (5) Balance Sheet balance as of 9/30/2025. (6) The Company established a reserve against accounts receivables from American Transit Insurance (ATI) due to their ongoing financial difficulties. ATI reserve balance is as of 3/31/2025. (7) FONAR’s wholly-owned subsidiary, Health Management Corporation of America (“HMCA”), has the controlling interest in Health Diagnostics Management, LLC (“HDM”). Presently, FONAR (through HMCA) owns a 70.63% controlling interest in HDM, with the remaining 29.37% held by minority investors.

Exhibit 22 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Adjusted Book Value Method (Special Committee Calculation) Valuation as of December 10, 2025 Adjusted Book Value 9/30/2025 Assets Cash & Equivalents $ 54,276 Short-Term Investments 122 (1) Total Cash and Securities 54,398 Accounts Receivable 5,236 Medical receivables 24,486 Management Fee Receivable—Unrelated medical practices 44,719 Management Fee Receivable—Related medical practices 10,027 (1) Total Account Receivable 84,468 (2) Less: Total Expenses(@ 5.0%) (4,223) Net Accounts Receivable (Net Expenses) 80,245 Asset Liquidation (3) MRI Asset Liquidation 5,000 (3) Less: Costs of Remove / Sale (2,000) Total Asset Liquidation 3,000 Total Value $ 137,643 (4) Less: Minority Interest (@ 29.37%) $ (40,426) Fair Market Value of Common Equity—Control (Rounded) 97,200 (5) Divided by: Fully-Diluted Number of Shares Outstanding 6,645 Fair Market Value Per Share $ 14.63 Notes: (1) Balance Sheet balance as of 9/30/2025. (2) Per Management, outsourcing all of the billing and collections to a third-party (Med-Metrix) at 5.0%. (3) Based on Management’s estimate. (4) FONAR’s wholly-owned subsidiary, Health Management Corporation of America (“HMCA”), has the controlling interest in Health Diagnostics Management, LLC (“HDM”). Presently, FONAR (through HMCA) owns a 70.63% controlling interest in HDM, with the remaining 29.37% held by minority investors. (5) Total common-equivalent shares of 6,644,553 reflect 6,203,465 Common, 146 Class B , 127,504 Common equivalents from 382,513 Class C shares (3:1 conversion ratio), and 313,438 Class A Preferred.

Exhibit 23 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Discount for Lack of Marketability Summary—Class A Preferred Stock Valuation as of December 10, 2025 Indications from: Discount Range (1) Put Option Models 15.0%—17.0% (2) Restricted Stock Studies 21.9%—34.0% Benchmark Range 20.0%—25.0% (3) Qualitative Factors—Class A Preferred Stock Issue Impact Size of the Company Smaller Greater Restrictive Agreements Neutral Greater Payment of Dividends None Greater Prospects of IPO or Other Liquidity Event Limited Greater Size of Interest and Amount of Control Smaller Greater Financial Strength of the Company Smaller Greater Selected Discount for Lack of Marketability (Rounded) 25.0% Notes: (1) See Exhibit 24. (2) See Exhibit 26. (3) Based on Discussions with Management.

Exhibit 24 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Marketability Discount—Class A Preferred Stock Valuation as of December 10, 2025 Implied Discount Using Chaffe Model (1) Implied Discount Using Finnerty Model (2) Inputs Inputs Stock Price ($MM) 1.00 Stock Price ($MM) 1.00 Exercise Price 1.00 Exercise Price 1.00 Expected Life in Years 5.0 Time 5.0 (3) Annualized Volatility 31.0% Annualized Volatility 31.0% (4) Risk-Free Rate 3.72% Risk-Free Rate 3.72% Intermediate Intermediate Present Value of Stock Ex-dividend 1.00 v2T 0.148 Present Value of Exercise Price 0.83 vT 0.384 Cumulative Volatility 69.3% Call Option Proportion of Stock Present Value 73.0% Proportion of Exercise Price PV -46.8% Call Option Value 0.34 Put Option Put Option Proportion of Stock Present Value -27.0% Put Option Value 0.15 Proportion of Exercise Price PV 53.2% Put Option Value 0.17 Marketability Discount Marketability Discount Percentage of Strike (Rounded) 17.0% Percentage of Strike (Rounded) 15.0% Notes: (1) Chaffe, D. “Option Pricing as a Proxy for Discount for Lack of Marketability in Private Company Valuations.” Business Valuation Review 12 (1993), 182-188. (2) Finnerty, J. “An Average-Strike Put Option Model of the Marketability Discount.” The Journal of Derivatives, Vol 19, No. 4 (2012), pp. 53-69. (3) See Exhibit 25. (4) Based on the five-year U.S. Treasury bond yield.

Exhibit 25 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Equity Volatility Computation Valuation as of December 10, 2025 Term (Years) Selected Period Company Name Ticker 1.00 2.00 3.00 4.00 5.00 5.00 FONAR Corporation FONR 28.3% 31.4% 31.7% 31.1% 31.2% 31.2% Ardent Health, Inc. ARDT 61.7% NA NA NA NA NA Astrana Health, Inc. ASTH 69.5% 59.3% 56.7% 59.7% 63.0% 63.0% Bruker Corporation BRKR 52.7% 46.0% 41.8% 41.2% 38.6% 38.6% Community Health Systems, Inc. CYH 69.2% 71.3% 78.9% 85.4% 82.4% 82.4% HCA Healthcare, Inc. HCA 27.4% 26.2% 24.7% 30.4% 29.7% 29.7% Hologic, Inc. HOLX 28.9% 23.7% 22.6% 23.9% 24.8% 24.8% Nutex Health Inc. NUTX 111.1% 112.0% 108.5% NA NA NA RadNet, Inc. RDNT 42.8% 42.3% 40.7% 43.4% 44.5% 44.5% Tenet Healthcare Corporation THC 42.0% 39.8% 38.6% 46.6% 46.1% 46.1% Low 27.4% 23.7% 22.6% 23.9% 24.8% 24.8% 1st Quartile 32.2% 31.4% 31.7% 30.9% 30.8% 30.8% Mean 53.3% 50.2% 49.3% 45.2% 45.0% 45.0% Median 47.7% 42.3% 40.7% 42.3% 41.6% 41.6% 3rd Quartile 67.3% 59.3% 56.7% 49.9% 50.3% 50.3% High 111.1% 112.0% 108.5% 85.4% 82.4% 82.4% (1) Concluded FONAR Corporation (NasdaqCM: FONR) Equity Volatility (Rounded) 31.0% Notes: Source: CapitalIQ. (1) Selected based on FONAR’s indication.

Exhibit 26 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Restricted Stock Studies Valuation as of December 10, 2025 SUMMARY OF RESTRICTED STOCK STUDIES Empirical Study Years Covered in Study Average Price Discount (%) Pre 1990: (1) SEC Overall Average 1966-1969 25.8 (2) SEC Nonreporting 1966-1969 32.6 (3) Gelman 1968-1970 33 (4) Trout 1968-1972 33.5 (5) Moroney 1969-1972 35.6 (6) Maher 1969-1973 35.4 (7) Standard Research Consultants 1978-1982 45.0 (8) Willamette Management Associates 1981-1984 31.2 (9) Silber 1981-1988 33.8 Pre 1990 Average Discount 34.0 Post 1990: (10) Bajaj, et al. 1990-1995 22.2 (11) Johnson 1991-1995 20 (12) Columbia Financial Advisors 1996-1997 21 (13) Columbia Financial Advisors 1997-1998 13 (14) FMV Opinions, Inc. 1997-2005 22.5 (15) LiquiStat 2005-2006 32.8 Post 1990 Average Discount 21.9 Overall Average Discount 29.2 Notes: (1) “Discounts Involved in Purchases of Common Stock (1966-1969),” Institutional Investor Study Report of the Securities and Exchange Commission, H.R. Doc. No. 64, Part 5, 92nd Congress, 1st Session, 1971, pp. 2444-5 (2) Ibid. (3) Gelman, Milton, “An Economist-Financial Analyst’s Approach to Valuing Stock in a Closely Held Company,” Journal of Taxation, June 1972, p. 353. (4) Trout, Robert R., “Estimation of the Discount Associated with the Transfer of Restricted Securities,” Taxes, June 1977, pp. 381-85. (5) Moroney, Robert E., “Most Courts Overvalue Closely Held Stocks,” Taxes, March 1973, pp. 144-55. (6) Maher, J. Michael, “Discounts for Lack of Marketability for Closely Held Business Interests,” Taxes, September 1976, pp. 562-71. (7) Pittock, William F., and Charles H. Stryker, “Revenue Ruling 77-276 Revisited,” SRC Quarterly Reports, Spring 1983, pp. 1-3. Median discounts. (8) Williamette Management Associates study (unpublished). Median discounts. (9) Silber, William L., “Discounts on Restricted Stock: The Impact of Illiquidity on Stock Prices,” Financial Analysts Journal, July-August 1991, pp. 60-64. (10) Mukesh Bajaj, David J. Denis, Stephen P. Ferris, and Atuyla Sarin, Firm Value and Marketability Discounts, 27 J. Corp. L. 89 (2001). (11) Johnson, Bruce, “Restricted Stock Discounts, 1991-95,” Shannon Pratt’s Business Valuation Update, March 1999, p. 1-3; “Quantitative Support for Discounts for Lack of Marketability,” Business Valuation Review, December 1999, pp. 152-155. (12) Aschwald, Kathryun, F., “Restricted Stock Discount Decline as Result of 1-Year Holding Period,” Shannon Pratt’s Business Valuation Update, May 2000, p. 1-5. (13) Ibid. (14) The FMV Study is available as a searchable database at www.bvmarketdata.com (15) Espen Robak, “Lemons or Lemonade? A Fresh Look at Restricted Stock Discounts,” 10 Valuation Strategies 4 (2007).

Exhibit 27 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Voting vs. Non-Voting Stock Studies—Class A Preferred Stock Valuation as of December 10, 2025 (1) Empirical Studies – Voting vs. Non-Voting Price Differentials (1) Court Cases Involving Voting / Non-Voting Price Differentials (1) Observable Public-Market Differentials Summary* # of Study (Authors) Discount Publication Date Period Covered Case Name Citation Discount Allowed Discount Companies Masulis, Wang & Xie 2.3% 457 2008 1995–2003 Estate of Simplot v. Commissioner 2001, 9th Cir. 0.0% Average 2.8% Houlihan Lokey, Howard & Zukin 2.7% 18 1996 1996 Barnes v. Commissioner 1998, 76 T.C.M. 3.7% Median 1.0% Cox & Roden 10.0% 98 2002 1984–1999 Kosman v. Commissioner 1996, 71 T.C.M. 4.0% Smith & Amoako-Adu 6.0% 81 1995 1988–1992 Estate of Newhouse v. Commissioner 1990, 94 T.C. 0.0% *Voting Stock Price vs. Inferior Voting Stock Price. Zingales 9.5% 94 1995 1984–1990 Estate of Joyce C. Hall v. Commissioner 1989, 92 T.C. 5.2% As of 6/29/2012. Based on 35 observations. O’Shea & Siwicki 1.3% 43 1991 1980–1990 Estate of Clara S. Roeder Winkler 1989, 57 T.C.M. 9.1% (2) SEC Study 5.0% 63 1987 n/a Northern Trust Co. v. Commissioner 1986, 87 T.C. 0.0% Lease, McConnell & Mickelson 5.2% 30 1983 1940–1978 Ahmanson Foundation v. United States 1981, 82-1 U.S.T.C. 3.0% Wallace v. United States 1981, 82-1 U.S.T.C. 4.8% Estate of A.Thalheimer v. Commissioner 1977, 36 T.C.M. 4.4% Estate of A.Thalheimer v. Commissioner 1974, 33 T.C.M. 5.4% Jacob S. Kamborian v. Commissioner 1971, 56 T.C. 3.9% Low 1.3% 18 NA NA Low NA 0.0% 1st Quartile 2.6% 40 NA NA 1st Quartile NA 2.3% Mean 5.3% 111 NA NA Mean NA 3.6% Median 5.1% 72 NA NA Median NA 4.0% 3rd Quartile 6.9% 95 NA NA 3rd Quartile NA 4.9% High 10.0% 457 NA NA High NA 9.1% (3) Willamette Voting Rights – Empirical Study (1994) (3) Willamette Voting Rights – Empirical Study (1999) Voting Premium Non-Voting Voting Premium Non-Voting Study (Voting - Non-Discount (Voting—Non-Voting) Discount Voting) Mean: ~3.0% Mean: ~2.9% Mean: ~6.5% Median: Mean: ~6.1% Dual Class—As of 12/31/1994 Dual Class—As of 12/31/1999 Median: ~1.5% Median: ~1.5% ~2.8% Median: ~2.7% Mean: ~2.8% Mean: ~2.7% Mean: ~7.8% Median: Mean: ~7.2% Dual Class—3M Ending 12/31/1994 Dual Class—3M Ending 12/31/1999 Median: ~2.0% Median: ~2.0% ~0.6% Median: ~0.6% Selected Discount for Lack of Voting (Rounded) 5.0% Notes: (1) Sourced from Stout article “Price Differentials Between Voting and Nonvoting Stock”. (2) SEC Study discount range was 2.0–8.0% and selected mid-point. (3) Willamette Management Associates, “Discount for Lack of Voting Rights / Premium for Voting Rights Study,” Insights, Spring 2004.

Tearsheet: GPC 1 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee FONAR Corporation Valuation as of December 10, 2025 (in $ Millions, except per share data) FONAR Corporation (NasdaqCM:FONR) Overview Financial Statements FYE-2 FYE-1 FYE LTM FONAR Corporation, together with its subsidiaries, engages in the Stock Exchange: NasdaqCM INCOME STATEMENT 6/30/2023 6/30/2024 6/30/2025 9/30/2025 designing, manufacturing, selling, and servicing of magnetic resonance Website: www.fonar.com Total Revenues 98.6 102.9 104.4 105.4 imaging (MRI) scanners for the detection and diagnosis of human diseases, Employees: 535 Cost of Good Sold 52.9 57.7 61.4 62.1 abnormalities, other medical conditions, and injuries in the United States. It Primary Industry: Health Care Equipment Gross Profit 45.7 45.1 42.9 43.3 operates in two segments: Medical Equipment, and Physician Management Primary SIC Code: 8071 Gross Profit Margin (%) 46.4% 43.9% 41.1% 41.1% and Diagnostic Services. The company offers an Upright MRI scanner, S&P LT Rating: NA Total Operating Expenses 31.0 28.6 31.3 33.1 which allows patients to be scanned in weight-bearing conditions, such as S&P LT Rating Date: NA EBIT 14.8 16.5 11.6 10.2 standing, sitting, bending, or lying down. It also provides non-medical EBIT Margin (%) 15.0% 16.1% 11.1% 9.7% management, including administrative services, billing and collection Market Data Add: Depreciation and Amortization 4.5 4.6 4.3 4.4 services, credentialing services, contract negotiations, compliance IPO Date (Years) 44.1 EBITDA 19.3 21.1 15.9 14.5 consulting, purchasing IT services, hiring, conducting interviews, training, Dividend Yield NA EBITDA Margin (%) 19.6% 20.5% 15.3% 13.8% supervision and management of non-medical personnel, storage of medical 5 Year Beta 1.00 Net Income 9.4 10.6 8.3 7.5 records, office space, equipment, repair maintenance services, accounting, Float 6.0 Net Income Margin (%) 9.5% 10.3% 8.0% 7.1% assistance with legal and regulatory matters, and development and Float % 0.9 implementation of practice growth and marketing strategies. In addition, the Current Price (actual) 14.78 BALANCE SHEET 6/30/2023 6/30/2024 6/30/2025 9/30/2025 company owns and operates diagnostic imaging facilities. The company 52 Week High () 17.62 Total Cash & ST Investments 51.3 56.5 56.5 54.4 markets its scanners to private diagnostic imaging centers and hospital 52 Week Low () 12.00 Total Receivables 70.2 79.8 82.9 84.5 outpatient imaging facilities. FONAR Corporation was founded in 1978 and Shares Outstanding (mln) 6.6 Total Other Current Assets 4.2 4.0 5.3 4.9 is based in Melville, New York. Equity Marketcap 96.8 Total Current Assets 125.7 140.3 144.7 143.7 Property, Plant & Equipment, Net 55.9 57.7 54.0 55.9 Average Daily Trading Volume (in millions) Goodwill and Intangible Assets, Net 7.7 7.1 7.3 7.5 Last Week 0.03 Total Other Noncurrent Assets 11.3 9.1 10.9 11.2 Last Month 0.04 Total Assets 200.6 214.2 216.9 218.4 Last 3 Months 0.02 Debt in Current Liabilities 4.2 3.7 3.6 3.9 Last 6 Months 0.02 Other Current Liabilities 11.5 14.1 13.5 12.8 Last Year 0.02 Total Current Liabilities 15.6 17.9 17.1 16.7 Long-Term Debt 32.8 37.9 35.3 36.0 Per Share Items (actual) Other Noncurrent Liabilities 1.3 1.7 4.4 4.3 Basic EPS 1.08 Total Liabilities 49.8 57.5 56.8 57.0 Diluted EPS 1.08 Total Equity 150.8 156.8 160.1 161.4 Dividends per share 0.00 Total Liabilities and Equity 200.6 214.2 216.9 218.4 Latest 36-Month Stock Performance 25.00 0.18 0.16 20.00 0.14 0.12 millions) 15.00 Price 0.10 (in 0.08 Stock 10.00 Volume 0.06 5.00 0.04 0.02 0.00 0.00 12/22 12/23 12/24 12/25 Volume Price Source: CapitalIQ

Tearsheet: GPC 2 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Ardent Health, Inc. Valuation as of December 10, 2025 (in $ Millions, except per share data) Ardent Health, Inc. (NYSE:ARDT) Overview Financial Statements FYE-2 FYE-1 FYE LTM Ardent Health, Inc. owns and operates a network of hospitals and clinics Stock Exchange: NYSE INCOME STATEMENT 12/31/2022 12/31/2023 12/31/2024 9/30/2025 that provides a range of healthcare services in the United States. The Website: www.ardenthealth.com Total Revenues 5,129.7 5,409.5 5,966.1 6,325.5 company offers general and specialty services, including internal medicine, Employees: 22,050 Cost of Good Sold 2,411.7 2,384.1 2,534.8 2,660.3 general surgery, cardiology, oncology, orthopedics, women’s services, Primary Industry: Health Care Facilities Gross Profit 2,718.0 3,025.4 3,431.3 3,665.3 neurology, urology, and emergency services within inpatient and ambulatory Primary SIC Code: 8062 Gross Profit Margin (%) 53.0% 55.9% 57.5% 57.9% care settings. It also operates a network of ambulatory facilities and S&P LT Rating: B+ Total Operating Expenses 2,517.8 2,809.6 3,025.6 3,286.9 telehealth services, including primary care and specialty care clinics, S&P LT Rating Date: 4/25/2025 EBIT 200.3 215.8 405.8 378.4 ambulatory surgery centers, urgent care centers, free-standing emergency EBIT Margin (%) 3.9% 4.0% 6.8% 6.0% departments, and diagnostic imaging centers. It operates acute care Market Data Add: Depreciation and Amortization 138.2 140.8 146.3 152.5 hospitals, including rehabilitation hospitals and surgical hospitals. Ardent IPO Date (Years) 1.4 EBITDA 338.4 356.7 552.1 530.9 Health, Inc. was formerly known as Ardent Health Partners, Inc. and Dividend Yield NA EBITDA Margin (%) 6.6% 6.6% 9.3% 8.4% changed its name to Ardent Health, Inc. in June 2025. The company was 5 Year Beta NA Net Income 188.9 53.9 210.3 205.1 founded in 2001 and is based in Brentwood, Tennessee. Ardent Health, Inc. Float 24.5 Net Income Margin (%) 3.7% 1.0% 3.5% 3.2% is a subsidiary of EGI-AM Investments, L.L.C. Float % 0.2 Current Price (actual) 8.54 BALANCE SHEET 12/31/2022 12/31/2023 12/31/2024 9/30/2025 52 Week High () 17.34 Total Cash & ST Investments 477.5 453.5 566.7 614.3 52 Week Low () 8.28 Total Receivables 640.6 834.6 810.0 772.2 Shares Outstanding (mln) 143.2 Total Other Current Assets 291.2 330.0 456.0 570.9 Equity Marketcap 1,222.8 Total Current Assets 1,409.3 1,618.1 1,832.8 1,957.5 Property, Plant & Equipment, Net 1,990.1 2,012.2 2,039.0 2,099.3 Average Daily Trading Volume (in millions) Goodwill and Intangible Assets, Net 921.6 921.6 929.0 967.6 Last Week 0.72 Total Other Noncurrent Assets 157.8 179.6 155.3 130.0 Last Month 0.87 Total Assets 4,478.8 4,731.6 4,956.1 5,154.4 Last 3 Months 0.55 Debt in Current Liabilities 65.6 61.0 55.6 20.3 Last 6 Months 0.47 Other Current Liabilities 743.0 933.1 889.8 922.8 Last Year 0.43 Total Current Liabilities 808.6 994.1 945.4 943.2 Long-Term Debt 2,329.9 2,335.6 2,226.6 2,263.7 Per Share Items (actual) Other Noncurrent Liabilities 290.0 319.6 261.7 315.6 Basic EPS 1.46 Total Liabilities 3,428.5 3,649.2 3,433.7 3,522.5 Diluted EPS 1.44 Total Equity 1,050.3 1,082.3 1,522.4 1,631.8 Dividends per share 0.00 Total Liabilities and Equity 4,478.8 4,731.6 4,956.1 5,154.4 Latest 36-Month Stock Performance 25.00 5.00 4.50 20.00 4.00 3.50 millions) 15.00 3.00 Price (in 2.50 Stock 10.00 2.00 Volume 1.50 5.00 1.00 0.50 0.00 0.00 7/24 7/25 Volume Price Source: CapitalIQ

Tearsheet: GPC 3 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Astrana Health, Inc. Valuation as of December 10, 2025 (in $ Millions, except per share data) Astrana Health, Inc. (NasdaqCM:ASTH) Overview Financial Statements FYE-2 FYE-1 FYE LTM Astrana Health, Inc., a healthcare management company, provides medical Stock Exchange: NasdaqCM INCOME STATEMENT 12/31/2022 12/31/2023 12/31/2024 9/30/2025 care services in the United States. The company operates through three Website: www.astranahealth.com Total Revenues 1,144.2 1,386.7 2,034.5 2,896.5 segments: Care Partners, Care Delivery, and Care Enablement. The Employees: 1,900 Cost of Good Sold 944.7 1,171.7 1,763.2 2,599.5 company offers care coordination services to patients, families, primary Primary Industry: Health Care Services Gross Profit 199.5 215.0 271.4 297.0 care physicians, specialists, acute care hospitals, alternative sites of Primary SIC Code: 8090 Gross Profit Margin (%) 17.4% 15.5% 13.3% 10.3% inpatient care, physician groups, and health plans. Its physician network S&P LT Rating: NA Total Operating Expenses 95.2 130.3 182.0 215.7 consists of primary care physicians, specialist physicians and extenders, S&P LT Rating Date: NA EBIT 104.3 84.6 89.4 81.3 and hospitalists. The company serves patients primarily covered by private EBIT Margin (%) 9.1% 6.1% 4.4% 2.8% or public insurance, such as Medicare, Medicaid, and health maintenance Market Data Add: Depreciation and Amortization 17.5 17.7 27.9 37.5 organization; and non-insured patients. The company was formerly known IPO Date (Years) 8.0 EBITDA 121.8 102.4 117.3 118.7 as Apollo Medical Holdings, Inc. and changed its name to Astrana Health, Dividend Yield NA EBITDA Margin (%) 10.6% 7.4% 5.8% 4.1% Inc. in February 2024. Astrana Health, Inc. was founded in 1994 and is 5 Year Beta 0.87 Net Income 45.2 60.7 43.1 9.5 headquartered in Alhambra, California. Float 37.7 Net Income Margin (%) 3.9% 4.4% 2.1% 0.3% Float % 0.8 Current Price (actual) 21.16 BALANCE SHEET 12/31/2022 12/31/2023 12/31/2024 9/30/2025 52 Week High () 39.97 Total Cash & ST Investments 293.6 296.3 290.9 463.4 52 Week Low () 20.12 Total Receivables 119.7 147.8 324.8 397.0 Shares Outstanding (mln) 50.2 Total Other Current Assets 14.8 17.5 22.8 23.2 Equity Marketcap 1,061.3 Total Current Assets 428.1 461.5 638.5 883.6 Property, Plant & Equipment, Net 129.0 44.6 46.9 90.1 Average Daily Trading Volume (in millions) Goodwill and Intangible Assets, Net 345.9 350.5 537.4 1,148.3 Last Week 0.39 Total Other Noncurrent Assets 63.2 76.8 132.1 115.1 Last Month 0.55 Total Assets 966.2 933.4 1,354.9 2,237.2 Last 3 Months 0.43 Debt in Current Liabilities 4.8 24.8 15.3 55.0 Last 6 Months 0.40 Other Current Liabilities 143.8 193.9 350.3 574.9 Last Year 0.36 Total Current Liabilities 148.6 218.7 365.6 629.9 Long-Term Debt 224.6 296.5 456.6 1,032.2 Per Share Items (actual) Other Noncurrent Liabilities 34.5 7.4 18.6 20.3 Basic EPS 0.20 Total Liabilities 407.7 522.6 840.7 1,682.5 Diluted EPS 0.20 Total Equity 558.5 410.8 514.2 554.7 Dividends per share 0.00 Total Liabilities and Equity 966.2 933.4 1,354.9 2,237.2 Latest 36-Month Stock Performance 70.00 2.00 1.80 60.00 1.60 50.00 1.40 millions) 1.20 40.00 Price (in 1.00 30.00 Stock 0.80 Volume 20.00 0.60 0.40 10.00 0.20 0.00 0.00 12/22 12/23 12/24 12/25 Volume Price Source: CapitalIQ

Tearsheet: GPC 4 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Bruker Corporation Valuation as of December 10, 2025 (in $ Millions, except per share data) Bruker Corporation (NasdaqGS:BRKR) Overview Financial Statements FYE-2 FYE-1 FYE LTM Bruker Corporation, together with its subsidiaries, develops, manufactures, Stock Exchange: NasdaqGS INCOME STATEMENT 12/31/2022 12/31/2023 12/31/2024 9/30/2025 and distributes scientific instruments, and analytical and diagnostic solutions Website: www.bruker.com Total Revenues 2,530.7 2,964.5 3,366.4 3,438.9 in the United States, Europe, the Asia Pacific, and internationally. The Employees: 11,396 Cost of Good Sold 1,224.1 1,445.2 1,683.3 1,759.6 company operates through four segments: Bruker Scientific Instruments Primary Industry:Life Sciences Tools and Services Gross Profit 1,306.6 1,519.3 1,683.1 1,679.3 (BSI) BioSpin, BSI CALID, BSI Nano, and Bruker Energy & Supercon Primary SIC Code: 3826 Gross Profit Margin (%) 51.6% 51.2% 50.0% 48.8% Technologies. It offers magnetic resonance spectroscop, preclinical S&P LT Rating: NA Total Operating Expenses 847.5 1,030.2 1,272.8 1,309.4 imaging, biopharma and applied, services and lifecycle support, integrated S&P LT Rating Date: NA EBIT 459.1 489.1 410.3 369.9 data solution, and automation; life science tools, and single and multiple EBIT Margin (%) 18.1% 16.5% 12.2% 10.8% modality systems; life science mass spectrometry; MALDI Biotyper platform Market Data Add: Depreciation and Amortization 88.8 114.9 183.8 215.1 for bacterial and fungal identification and establish, DNA test strips, and; IPO Date (Years) 25.3 EBITDA 547.9 604.0 594.1 585.0 genotype and fluorotype molecular diagnostics kits; and research, Dividend Yield 0.4% EBITDA Margin (%) 21.7% 20.4% 17.6% 17.0% analytical, and process analysis instruments and solutions. It provides range 5 Year Beta 1.17 Net Income 296.6 427.2 113.1 (20.9) of portable analytical and bioanalytical detection systems, and related Float 103.3 Net Income Margin (%) 11.7% 14.4% 3.4% -0.6% products; X-ray instruments; analytical tools for electron microscopes, as Float % 0.7 well as handheld, portable, and mobile X-ray fluorescence spectrometry Current Price (actual) 46.92 BALANCE SHEET 12/31/2022 12/31/2023 12/31/2024 9/30/2025 instruments; atomic force microscopy instrumentation; non-contact 52 Week High () 64.64 Total Cash & ST Investments 660.3 500.3 194.1 295.0 nanometer resolution solution topography; and automated X-ray metrology, 52 Week Low () 28.53 Total Receivables 595.3 621.7 701.2 766.7 automated AFM defect-detection, and photomask repair and cleaning Shares Outstanding (mln) 151.9 Total Other Current Assets 857.6 1,042.2 1,157.9 1,288.9 equipment. In addition, the company offers advanced optical fluorescence Equity Marketcap 7,129.1 Total Current Assets 2,113.2 2,164.2 2,053.2 2,350.6 microscopy instruments; products and services to support the multi-omics Property, Plant & Equipment, Net 538.2 691.4 814.8 746.7 needs of researchers in translational research, drug, and biomarker Average Daily Trading Volume (in millions) Goodwill and Intangible Assets, Net 728.5 913.1 2,419.8 2,468.8 discovery; superconducting materials, such as metallic low temperature Last Week 2.34 Total Other Noncurrent Assets 231.9 481.2 518.9 868.8 superconductors; devices and complex tools based on metallic low Last Month 2.40 Total Assets 3,611.8 4,249.9 5,806.7 6,434.9 temperature superconductors; and non-superconducting high technology Last 3 Months 3.15 Debt in Current Liabilities 35.1 144.5 64.6 24.3 tools, such as synchrotron and beamline instrumentation. The company was Last 6 Months 3.37 Other Current Liabilities 879.2 1,057.6 1,216.7 1,243.8 founded in 1960 and is headquartered in Billerica, Massachusetts. Last Year 2.71 Total Current Liabilities 914.3 1,202.1 1,281.3 1,268.1 Long-Term Debt 1,247.5 1,235.1 2,180.7 2,025.1 Per Share Items (actual) Other Noncurrent Liabilities 318.2 399.4 529.5 649.3 Basic EPS -0.16 Total Liabilities 2,480.0 2,836.6 3,991.5 3,942.5 Diluted EPS -0.16 Total Equity 1,131.8 1,413.3 1,815.2 2,492.4 Dividends per share 0.20 Total Liabilities and Equity 3,611.8 4,249.9 5,806.7 6,434.9 Latest 36-Month Stock Performance 100.00 20.00 90.00 18.00 80.00 16.00 70.00 14.00 millions) 60.00 12.00 Price (in 50.00 10.00 Stock 40.00 8.00 Volume 30.00 6.00 20.00 4.00 10.00 2.00 0.00 0.00 12/22 12/23 12/24 12/25 Volume Price Source: CapitalIQ

Tearsheet: GPC 5 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Community Health Systems, Inc. Valuation as of December 10, 2025 (in $ Millions, except per share data) Community Health Systems, Inc. (NYSE:CYH) Overview Financial Statements FYE-2 FYE-1 FYE LTM Community Health Systems, Inc. owns, leases, and operates general acute Stock Exchange: NYSE INCOME STATEMENT 12/31/2022 12/31/2023 12/31/2024 9/30/2025 care hospitals in the United States. The company offers general acute care, Website: www.chs.net Total Revenues 12,211.0 12,490.0 12,634.0 12,644.0 emergency room, general and specialty surgery, critical care, internal Employees: 52,500 Cost of Good Sold 7,305.0 7,408.0 7,364.0 7,345.0 medicine, obstetrics, diagnostic, psychiatric, and rehabilitation services, as Primary Industry: Health Care Facilities Gross Profit 4,906.0 5,082.0 5,270.0 5,299.0 well as skilled nursing and home care services. It also provides outpatient Primary SIC Code: 8062 Gross Profit Margin (%) 40.2% 40.7% 41.7% 41.9% services at primary care practices, urgent care centers, free-standing S&P LT Rating: CCC+ Total Operating Expenses 4,187.0 4,212.0 4,427.0 4,218.0 emergency departments, ambulatory surgery centers, imaging and S&P LT Rating Date: 5/2/2025 EBIT 719.0 870.0 843.0 1,081.0 diagnostic centers, and direct-to-consumer virtual health visits. The EBIT Margin (%) 5.9% 7.0% 6.7% 8.5% company was founded in 1985 and is headquartered in Franklin, Market Data Add: Depreciation and Amortization 449.0 425.0 406.0 366.0 Tennessee. IPO Date (Years) 25.5 EBITDA 1,168.0 1,295.0 1,249.0 1,447.0 Dividend Yield NA EBITDA Margin (%) 9.6% 10.4% 9.9% 11.4% 5 Year Beta 2.00 Net Income 46.0 (133.0) (516.0) 329.0 Float 87.3 Net Income Margin (%) 0.4% -1.1% -4.1% 2.6% Float % 0.7 Current Price (actual) 3.34 BALANCE SHEET 12/31/2022 12/31/2023 12/31/2024 9/30/2025 52 Week High () 4.47 Total Cash & ST Investments 118.0 38.0 37.0 123.0 52 Week Low () 2.24 Total Receivables 2,137.0 2,361.0 2,447.0 2,277.0 Shares Outstanding (mln) 132.2 Total Other Current Assets 827.0 809.0 817.0 798.0 Equity Marketcap 441.5 Total Current Assets 3,082.0 3,208.0 3,301.0 3,198.0 Property, Plant & Equipment, Net 6,103.0 5,872.0 5,399.0 5,228.0 Average Daily Trading Volume (in millions) Goodwill and Intangible Assets, Net 4,386.0 4,143.0 3,946.0 3,540.0 Last Week 1.69 Total Other Noncurrent Assets 1,098.0 1,232.0 1,408.0 1,273.0 Last Month 1.95 Total Assets 14,669.0 14,455.0 14,054.0 13,239.0 Last 3 Months 2.07 Debt in Current Liabilities 169.0 145.0 135.0 126.0 Last 6 Months 2.39 Other Current Liabilities 2,017.0 1,997.0 2,210.0 2,052.0 Last Year 2.65 Total Current Liabilities 2,186.0 2,142.0 2,345.0 2,178.0 Long-Term Debt 12,219.0 12,029.0 11,967.0 11,116.0 Per Share Items (actual) Other Noncurrent Liabilities 998.0 1,108.0 1,059.0 896.0 Basic EPS 2.47 Total Liabilities 15,403.0 15,279.0 15,371.0 14,190.0 Diluted EPS 2.47 Total Equity (734.0) (824.0) (1,317.0) (951.0) Dividends per share 0.00 Total Liabilities and Equity 14,669.0 14,455.0 14,054.0 13,239.0 Latest 36-Month Stock Performance 9.00 40.00 8.00 35.00 7.00 30.00 6.00 25.00 millions) Price 5.00 (in 20.00 Stock 4.00 15.00 Volume 3.00 10.00 2.00 1.00 5.00 0.00 0.00 12/22 12/23 12/24 12/25 Volume Price Source: CapitalIQ

Tearsheet: GPC 6 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee HCA Healthcare, Inc. Valuation as of December 10, 2025 (in $ Millions, except per share data) HCA Healthcare, Inc. (NYSE:HCA) Overview Financial Statements FYE-2 FYE-1 FYE LTM HCA Healthcare, Inc., through its subsidiaries, owns and operates hospitals Stock Exchange: NYSE INCOME STATEMENT 12/31/2022 12/31/2023 12/31/2024 9/30/2025 and related healthcare entities in the United States. It operates general and Website: hcahealthcare.com Total Revenues 60,233.0 64,968.0 70,603.0 74,372.0 acute care hospitals that offers medical and surgical services, including Employees: 271,000 Cost of Good Sold 37,056.0 39,389.0 41,925.0 43,599.0 inpatient care, intensive care, cardiac care, diagnostic, and emergency Primary Industry: Health Care Facilities Gross Profit 23,177.0 25,579.0 28,678.0 30,773.0 services; and outpatient services, such as outpatient surgery, laboratory, Primary SIC Code: 8062 Gross Profit Margin (%) 38.5% 39.4% 40.6% 41.4% radiology, respiratory therapy, cardiology, and physical therapy. The S&P LT Rating: BBB- Total Operating Expenses 14,123.0 15,953.0 18,131.0 19,140.0 company also operates outpatient health care facilities consisting of S&P LT Rating Date: 5/25/2022 EBIT 9,054.0 9,626.0 10,547.0 11,633.0 freestanding ambulatory surgery centers, freestanding emergency care EBIT Margin (%) 15.0% 14.8% 14.9% 15.6% facilities, urgent care facilities, walk-in clinics, diagnostic and imaging Market Data Add: Depreciation and Amortization 2,969.0 3,077.0 3,312.0 3,468.0 centers, rehabilitation and physical therapy centers, radiation and oncology IPO Date (Years) 14.8 EBITDA 12,023.0 12,703.0 13,859.0 15,101.0 therapy centers, physician practices, and various other facilities. In addition, Dividend Yield 0.6% EBITDA Margin (%) 20.0% 19.6% 19.6% 20.3% it operates behavioral hospitals, which provide therapeutic programs 5 Year Beta 1.37 Net Income 5,643.0 5,242.0 5,760.0 6,344.0 comprising child, adolescent and adult psychiatric care, adolescent and Float 156.4 Net Income Margin (%) 9.4% 8.1% 8.2% 8.5% adult alcohol, drug abuse treatment, and counseling services. The company Float % 0.7 was formerly known as HCA Holdings, Inc. HCA Healthcare, Inc. was Current Price (actual) 468.73 BALANCE SHEET 12/31/2022 12/31/2023 12/31/2024 9/30/2025 founded in 1968 and is headquartered in Nashville, Tennessee. 52 Week High () 520.00 Total Cash & ST Investments 1,000.0 1,022.0 2,021.0 1,091.0 52 Week Low () 289.98 Total Receivables 8,903.0 9,966.0 10,796.0 10,428.0 Shares Outstanding (mln) 228.2 Total Other Current Assets 3,740.0 3,939.0 3,597.0 3,766.0 Equity Marketcap 106,961.3 Total Current Assets 13,643.0 14,927.0 16,414.0 15,285.0 Property, Plant & Equipment, Net 27,640.0 29,922.0 31,545.0 32,683.0 Average Daily Trading Volume (in millions) Goodwill and Intangible Assets, Net 9,653.0 9,945.0 10,093.0 10,275.0 Last Week 1.49 Total Other Noncurrent Assets 1,502.0 1,417.0 1,461.0 1,504.0 Last Month 1.39 Total Assets 52,438.0 56,211.0 59,513.0 59,747.0 Last 3 Months 1.36 Debt in Current Liabilities 734.0 2,787.0 5,041.0 6,110.0 Last 6 Months 1.37 Other Current Liabilities 9,168.0 9,868.0 10,136.0 11,786.0 Last Year 1.48 Total Current Liabilities 9,902.0 12,655.0 15,177.0 17,896.0 Long-Term Debt 39,466.0 39,072.0 40,196.0 40,239.0 Per Share Items (actual) Other Noncurrent Liabilities 3,143.0 3,424.0 3,585.0 3,771.0 Basic EPS 26.14 Total Liabilities 52,511.0 55,151.0 58,958.0 61,906.0 Diluted EPS 25.82 Total Equity (73.0) 1,060.0 555.0 (2,159.0) Dividends per share 2.82 Total Liabilities and Equity 52,438.0 56,211.0 59,513.0 59,747.0 Latest 36-Month Stock Performance 600.00 5.00 4.50 500.00 4.00 3.50 400.00 millions) 3.00 Price (in 300.00 2.50 Stock 2.00 Volume 200.00 1.50 1.00 100.00 0.50 0.00 0.00 12/22 12/23 12/24 12/25 Volume Price Source: CapitalIQ

Tearsheet: GPC 7 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Hologic, Inc. Valuation as of December 10, 2025 (in $ Millions, except per share data) Hologic, Inc. (NasdaqGS:HOLX) Overview Financial Statements FYE-2 FYE-1 FYE LTM Hologic, Inc. engages in the development, manufacture, and supply of Stock Exchange: NasdaqGS INCOME STATEMENT 9/30/2023 9/28/2024 9/27/2025 9/27/2025 diagnostics products, medical imaging systems, and surgical products for Website: www.hologic.com Total Revenues 4,030.4 4,030.3 4,100.5 4,100.5 women’s health through early detection and treatment worldwide. It Employees: 7,070 Cost of Good Sold 1,573.7 1,582.8 1,606.7 1,606.7 operates through four segments: Diagnostics, Breast Health, GYN Surgical, Primary Industry: Health Care Equipment Gross Profit 2,456.7 2,447.5 2,493.8 2,493.8 and Skeletal Health. The company provides Aptima molecular diagnostic Primary SIC Code: 3844 Gross Profit Margin (%) 61.0% 60.7% 60.8% 60.8% assays to detect the infectious microorganisms; Aptima viral load assays for S&P LT Rating: BBB- Total Operating Expenses 1,515.7 1,477.3 1,432.7 1,432.7 Hepatitis B virus, Hepatitis C virus, human immunodeficiency virus, and S&P LT Rating Date: 11/9/2021 EBIT 941.0 970.2 1,061.1 1,061.1 human cytomegalo virus; Aptima bacterial vaginosis and candida vaginitis EBIT Margin (%) 23.3% 24.1% 25.9% 25.9% assays for the diagnosis of vaginitis; Aptima SARS-CoV-2 and Panther Market Data Add: Depreciation and Amortization 323.4 294.5 290.0 290.0 Fusion SARS-CoV-2 assays to detect SARS-CoV-2; ThinPrep System for IPO Date (Years) 35.8 EBITDA 1,264.4 1,264.7 1,351.1 1,351.1 cytology applications; and Rapid Fetal Fibronectin Test that assists Dividend Yield NA EBITDA Margin (%) 31.4% 31.4% 32.9% 32.9% physicians in assessing the risk of pre-term birth. It also offers breast cancer 5 Year Beta 0.70 Net Income 456.0 789.5 565.7 565.7 care solutions in the areas of radiology, breast surgery, pathology, and Float 219.2 Net Income Margin (%) 11.3% 19.6% 13.8% 13.8% treatment, such as 3D digital mammography systems, image analysis Float % 1.0 software, reading workstations, minimally invasive breast biopsy guidance Current Price (actual) 74.83 BALANCE SHEET 9/30/2023 9/28/2024 9/27/2025 9/27/2025 systems, breast biopsy site markers, localization, and specimen radiology 52 Week High () 77.32 Total Cash & ST Investments 2,738.7 2,336.7 2,205.9 2,205.9 systems; and breast conserving surgery products. In addition, the company 52 Week Low () 51.90 Total Receivables 625.6 600.4 600.8 600.8 provides MyoSure Hysteroscopic Tissue Removal System for the removal Shares Outstanding (mln) 222.9 Total Other Current Assets 820.2 886.2 861.4 861.4 of fibroids and polyps in the uterus; NovaSure Endometrial Ablation System Equity Marketcap 16,680.0 Total Current Assets 4,184.5 3,823.3 3,668.1 3,668.1 to treat abnormal uterine bleeding; Fluent Fluid Management System that Property, Plant & Equipment, Net 579.7 630.0 653.7 653.7 provides liquid distention during diagnostic and operative hysteroscopic Average Daily Trading Volume (in millions) Goodwill and Intangible Assets, Net 4,169.9 4,287.7 4,229.7 4,229.7 procedures; Acessa ProVu system to treat various fibroids; and CoolSeal Last Week 2.09 Total Other Noncurrent Assets 205.2 415.0 463.4 463.4 portfolio, such as bipolar vessel sealing devices. Further, it offers Horizon Last Month 2.76 Total Assets 9,139.3 9,156.0 9,014.9 9,014.9 DXA, a dual energy X-ray system. The company sells its products through Last 3 Months 3.23 Debt in Current Liabilities 310.5 64.8 33.4 33.4 direct sales, service forces, independent distributors, and sales Last 6 Months 2.60 Other Current Liabilities 896.8 972.4 943.8 943.8 representatives. The company was incorporated in 1985 and is Last Year 2.83 Total Current Liabilities 1,207.3 1,037.2 977.2 977.2 headquartered in Marlborough, Massachusetts. Long-Term Debt 2,593.6 2,593.2 2,593.4 2,593.4 Per Share Items (actual) Other Noncurrent Liabilities 321.5 395.6 396.4 396.4 Basic EPS 2.50 Total Liabilities 4,122.4 4,026.0 3,967.0 3,967.0 Diluted EPS 2.49 Total Equity 5,016.9 5,130.0 5,047.9 5,047.9 Dividends per share 0.00 Total Liabilities and Equity 9,139.3 9,156.0 9,014.9 9,014.9 Latest 36-Month Stock Performance 100.00 25.00 90.00 80.00 20.00 70.00 millions) 60.00 15.00 Price (in 50.00 Stock 40.00 10.00 Volume 30.00 20.00 5.00 10.00 0.00 0.00 12/22 12/23 12/24 12/25 Volume Price Source: CapitalIQ

Tearsheet: GPC 8 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Nutex Health Inc. Valuation as of December 10, 2025 (in $ Millions, except per share data) Nutex Health Inc. (NasdaqCM:NUTX) Overview Financial Statements FYE-2 FYE-1 FYE LTM Nutex Health Inc. operates as a healthcare services and operations Stock Exchange: NasdaqCM INCOME STATEMENT 12/31/2022 12/31/2023 12/31/2024 9/30/2025 company in the United States. It operates through three segments: Hospital, Website: www.nutexhealth.com Total Revenues 219.3 247.6 479.9 981.2 Population Health Management (PHM), and Real Estate. The Hospital Employees: 880 Cost of Good Sold 190.7 195.3 264.7 420.8 segment develops and operates a network of micro hospitals, specialty Primary Industry: Health Care Facilities Gross Profit 28.6 52.4 215.2 560.4 hospitals, and hospital outpatient departments that offer healthcare Primary SIC Code: 8060 Gross Profit Margin (%) 13.0% 21.1% 44.8% 57.1% services, including emergency room care, inpatient care, and behavioural S&P LT Rating: NA Total Operating Expenses 33.1 53.7 77.5 201.4 health. It also provides imaging services, such as CT scan, X-ray, MRI, S&P LT Rating Date: NA EBIT (4.6) (1.3) 137.8 359.0 ultrasound, etc.; laboratory services; and onsite inpatient pharmacies. The EBIT Margin (%) -2.1% -0.5% 28.7% 36.6% PHM segment provides management, administrative, and other support Market Data Add: Depreciation and Amortization 13.1 17.6 19.0 20.6 services to its affiliated hospitals and physician groups by establishing and IPO Date (Years) 3.7 EBITDA 8.6 16.3 156.8 379.6 operating provider networks, such as independent physician associations Dividend Yield NA EBITDA Margin (%) 3.9% 6.6% 32.7% 38.7% (IPAs); and a cloud-based technology platform for IPAs. The Real Estate 5 Year Beta NA Net Income (424.8) (45.8) 52.1 120.6 segment owns and leases land and hospital buildings. The company was Float 4.5 Net Income Margin (%) -193.7% -18.5% 10.9% 12.3% founded in 2011 and is headquartered in Houston, Texas. Float % 0.6 Current Price (actual) 176.47 BALANCE SHEET 12/31/2022 12/31/2023 12/31/2024 9/30/2025 52 Week High () 187.20 Total Cash & ST Investments 34.3 22.0 40.6 166.0 52 Week Low () 28.12 Total Receivables 58.3 62.8 236.1 406.9 Shares Outstanding (mln) 7.1 Total Other Current Assets 5.4 6.1 15.8 19.7 Equity Marketcap 1,248.0 Total Current Assets 98.0 90.8 292.5 592.7 Property, Plant & Equipment, Net 295.2 269.4 324.7 335.9 Average Daily Trading Volume (in millions) Goodwill and Intangible Assets, Net 38.2 37.6 29.4 35.5 Last Week 0.23 Total Other Noncurrent Assets 0.4 0.4 8.7 0.5 Last Month 0.21 Total Assets 431.8 398.2 655.3 964.5 Last 3 Months 0.15 Debt in Current Liabilities 21.1 20.1 27.7 32.5 Last 6 Months 0.20 Other Current Liabilities 33.8 38.2 126.5 152.9 Last Year 0.15 Total Current Liabilities 54.9 58.3 154.2 185.5 Long-Term Debt 246.1 255.7 312.6 326.1 Per Share Items (actual) Other Noncurrent Liabilities 10.5 5.1 (0.0) 15.0 Basic EPS 20.25 Total Liabilities 311.4 319.1 466.8 526.5 Diluted EPS 17.98 Total Equity 120.3 79.1 188.5 438.0 Dividends per share 0.00 Total Liabilities and Equity 431.8 398.2 655.3 964.5 Latest 36-Month Stock Performance 350.00 1.60 300.00 1.40 1.20 250.00 1.00 millions) Price 200.00 (in 0.80 Stock 150.00 0.60 Volume 100.00 0.40 50.00 0.20 0.00 0.00 12/22 12/23 12/24 12/25 Volume Price Source: CapitalIQ

Tearsheet: GPC 9 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee RadNet, Inc. Valuation as of December 10, 2025 (in $ Millions, except per share data) RadNet, Inc. (NasdaqGM:RDNT) Overview Financial Statements FYE-2 FYE-1 FYE LTM RadNet, Inc., together with its subsidiaries, provides outpatient diagnostic Stock Exchange: NasdaqGM INCOME STATEMENT 12/31/2022 12/31/2023 12/31/2024 9/30/2025 imaging services in the United States and internationally. The company Website: www.radnet.com Total Revenues 1,430.1 1,616.6 1,829.7 1,969.6 operates in two segments, Imaging Centers and Digital Health. Its services Employees: 8,773 Cost of Good Sold 1,264.3 1,273.9 1,457.8 1,611.1 include magnetic resonance imaging, computed tomography, positron Primary Industry: Health Care Services Gross Profit 165.7 342.7 371.9 358.5 emission tomography, nuclear medicine, mammography, ultrasound, Primary SIC Code: 8071 Gross Profit Margin (%) 11.6% 21.2% 20.3% 18.2% diagnostic radiology, fluoroscopy, and other related procedures, as well as S&P LT Rating: B+ Total Operating Expenses 115.9 245.8 259.4 274.6 multi-modality imaging services. The company also develops and sells S&P LT Rating Date: 6/22/2023 EBIT 49.8 96.9 112.6 83.9 computerized systems that distribute, display, store, and retrieve digital EBIT Margin (%) 3.5% 6.0% 6.2% 4.3% images; picture archiving communications systems and related services; Market Data Add: Depreciation and Amortization 115.9 128.4 137.8 147.3 and develops and deploys AI suites to enhance radiologist interpretation of IPO Date (Years) 35.1 EBITDA 165.7 225.3 250.4 231.2 breast, lung, and prostate images, as well as solutions for prostate cancer Dividend Yield NA EBITDA Margin (%) 11.6% 13.9% 13.7% 11.7% screening. In addition, it develops and delivers AI-powered health 5 Year Beta 1.48 Net Income 10.7 3.0 2.8 (12.7) informatics solutions to drive quality, efficiency, and outcomes in imaging Float 69.4 Net Income Margin (%) 0.7% 0.2% 0.2% -0.6% and radiology; informatics designed for outpatient radiology; and Float % 0.9 DeepHealth OS, a cloud-native operating system that helps in the Current Price (actual) 77.13 BALANCE SHEET 12/31/2022 12/31/2023 12/31/2024 9/30/2025 operations of the radiology service. RadNet, Inc. was founded in 1981 and 52 Week High () 85.84 Total Cash & ST Investments 127.8 342.6 740.0 804.7 is headquartered in Los Angeles, California. 52 Week Low () 45.00 Total Receivables 185.3 189.0 227.7 222.9 Shares Outstanding (mln) 77.1 Total Other Current Assets 54.0 47.7 51.5 50.2 Equity Marketcap 5,950.3 Total Current Assets 367.2 579.3 1,019.3 1,077.8 Property, Plant & Equipment, Net 1,169.5 1,200.4 1,334.5 1,455.8 Average Daily Trading Volume (in millions) Goodwill and Intangible Assets, Net 783.9 770.1 792.0 952.4 Last Week 0.80 Total Other Noncurrent Assets 113.3 140.7 140.9 179.2 Last Month 0.91 Total Assets 2,433.9 2,690.5 3,286.7 3,665.3 Last 3 Months 0.75 Debt in Current Liabilities 70.0 74.0 81.3 85.8 Last 6 Months 0.75 Other Current Liabilities 396.7 363.5 398.4 489.1 Last Year 0.78 Total Current Liabilities 466.7 437.5 479.7 574.9 Long-Term Debt 1,443.5 1,417.2 1,647.6 1,761.8 Per Share Items (actual) Other Noncurrent Liabilities 32.3 22.5 26.0 14.6 Basic EPS -0.17 Total Liabilities 1,942.5 1,877.1 2,153.3 2,351.3 Diluted EPS -0.17 Total Equity 491.5 813.4 1,133.4 1,314.0 Dividends per share 0.00 Total Liabilities and Equity 2,433.9 2,690.5 3,286.7 3,665.3 Latest 36-Month Stock Performance 100.00 4.00 90.00 3.50 80.00 3.00 70.00 60.00 2.50 millions) Price (in 50.00 2.00 Stock 40.00 1.50 Volume 30.00 1.00 20.00 10.00 0.50 0.00 0.00 12/22 12/23 12/24 12/25 Volume Price Source: CapitalIQ

Tearsheet: GPC 10 FONAR Corporation (NasdaqCM: FONR) Fairness Opinion Prepared for FONAR Special Committee Tenet Healthcare Corporation Valuation as of December 10, 2025 (in $ Millions, except per share data) Tenet Healthcare Corporation (NYSE:THC) Overview Financial Statements FYE-2 FYE-1 FYE LTM Tenet Healthcare Corporation operates as a diversified healthcare services Stock Exchange: NYSE INCOME STATEMENT 12/31/2022 12/31/2023 12/31/2024 9/30/2025 company in the United States. The company operates through two Website: www.tenethealth.com Total Revenues 19,174.0 20,548.0 20,665.0 20,846.0 segments: Hospital Operations and Services, and Ambulatory Care. Its Employees: 86,240 Cost of Good Sold 12,126.0 12,743.0 12,456.0 12,285.0 general hospitals offer acute care services, operating and recovery rooms, Primary Industry: Health Care Facilities Gross Profit 7,048.0 7,805.0 8,209.0 8,561.0 radiology and respiratory therapy services, clinical laboratories, and Primary SIC Code: 8062 Gross Profit Margin (%) 36.8% 38.0% 39.7% 41.1% pharmacies. The company also provides intensive and critical care, and/or S&P LT Rating: BB- Total Operating Expenses 4,563.0 5,010.0 4,991.0 4,915.0 coronary care units; cardiovascular, digestive disease, neurosciences, S&P LT Rating Date: 6/23/2025 EBIT 2,485.0 2,795.0 3,218.0 3,646.0 musculoskeletal, and obstetrics services; outpatient services, including EBIT Margin (%) 13.0% 13.6% 15.6% 17.5% physical therapy; tertiary care services, such as cardiothoracic surgery, Market Data Add: Depreciation and Amortization 841.0 870.0 818.0 825.0 complex spinal surgery, neonatal intensive care, and neurosurgery IPO Date (Years) 54.6 EBITDA 3,326.0 3,665.0 4,036.0 4,471.0 services; pediatric quaternary care services in heart, liver, and kidney Dividend Yield NA EBITDA Margin (%) 17.3% 17.8% 19.5% 21.4% transplants; and limb salvaging vascular procedure, acute level 1 trauma, 5 Year Beta 1.44 Net Income 411.0 611.0 3,200.0 1,354.0 intravascular stroke care, minimally invasive cardiac valve replacement, Float 87.2 Net Income Margin (%) 2.1% 3.0% 15.5% 6.5% imaging technology, surgical robotic, and telemedicine access services. In Float % 1.0 addition, it offers a range of procedures and services, such as orthopedics, Current Price (actual) 197.47 BALANCE SHEET 12/31/2022 12/31/2023 12/31/2024 9/30/2025 total joint replacement, and spinal and other musculoskeletal procedures; 52 Week High () 222.82 Total Cash & ST Investments 858.0 1,228.0 3,019.0 2,975.0 gastroenterology; pain management; otolaryngology; ophthalmology; and 52 Week Low () 109.82 Total Receivables 4,039.0 3,946.0 3,609.0 3,773.0 urology. It operates hospitals, ambulatory surgery centers, urgent care Shares Outstanding (mln) 87.9 Total Other Current Assets 1,084.0 1,993.0 1,054.0 1,062.0 centers, imaging centers, surgical hospitals, off-campus emergency Equity Marketcap 17,354.7 Total Current Assets 5,981.0 7,167.0 7,682.0 7,810.0 departments, and micro-hospitals. Tenet Healthcare Corporation was Property, Plant & Equipment, Net 7,591.0 7,319.0 7,086.0 6,091.0 founded in 1967 and is headquartered in Dallas, Texas. Average Daily Trading Volume (in millions) Goodwill and Intangible Assets, Net 11,547.0 11,675.0 12,088.0 12,506.0 Last Week 0.92 Total Other Noncurrent Assets 2,037.0 2,151.0 2,080.0 3,011.0 Last Month 1.04 Total Assets 27,156.0 28,312.0 28,936.0 29,418.0 Last 3 Months 1.09 Debt in Current Liabilities 352.0 324.0 296.0 85.0 Last 6 Months 1.28 Other Current Liabilities 4,124.0 4,436.0 4,014.0 4,475.0 Last Year 1.40 Total Current Liabilities 4,476.0 4,760.0 4,310.0 4,560.0 Long-Term Debt 15,980.0 15,889.0 14,031.0 13,102.0 Per Share Items (actual) Other Noncurrent Liabilities 2,092.0 2,155.0 2,048.0 3,056.0 Basic EPS 14.70 Total Liabilities 22,548.0 22,804.0 20,389.0 20,718.0 Diluted EPS 14.57 Total Equity 4,608.0 5,508.0 8,547.0 8,700.0 Dividends per share 0.00 Total Liabilities and Equity 27,156.0 28,312.0 28,936.0 29,418.0 Latest 36-Month Stock Performance 250.00 8.00 7.00 200.00 6.00 150.00 5.00 millions) Price (in 4.00 Stock 100.00 3.00 Volume 50.00 2.00 1.00 0.00 0.00 12/22 12/23 12/24 12/25 Volume Price Source: CapitalIQ